--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE

                                  CSFB 2004-C3

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $1,166,039,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-C3

                            [LOGO] COLUMN FINANCIAL
                      a CREDIT SUISSE FIRST BOSTON company

                                 [LOGO](SM) PNC

CREDIT SUISSE FIRST BOSTON                                   PNC CAPITAL MARKETS

                              GOLDMAN, SACHS & CO.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

I. TRANSACTION OFFERING

------------------------------------------------------------------------------------------------------------------------------------
                                                                               ASSUMED
                         INITIAL      APPROXIMATE %                           WEIGHTED
                        PRINCIPAL       OF TOTAL                               AVERAGE
                         BALANCE        INITIAL     APPROXIMATE    INITIAL      LIFE    EXPECTED   EXPECTED
         EXPECTED      OR NOTIONAL     PRINCIPAL      CREDIT    PASS-THROUGH   (YEARS)  MATURITY   PRINCIPAL         LEGAL     ERISA
 CLASS   RATINGS(1)      AMOUNT         BALANCE       SUPPORT      RATE(2)       (3)       (3)     WINDOW(3)         STATUS     (4)
 -----   ----------    -----------    ------------  ----------- ------------  --------  --------   ---------         ------    -----
OFFERED CERTIFICATES:
  A-1     Aaa/AAA    $   10,000,000       0.61%        13.63%         %          0.5       9/05    9/04 - 9/05       Public      Yes
  A-2     Aaa/AAA    $   61,126,000       3.73%        13.63%         %          3.2       3/09    9/05 - 3/09       Public      Yes
  A-3     Aaa/AAA    $  187,320,000      11.43%        13.63%         %          4.8       8/09    3/09 - 8/09       Public      Yes
  A-4     Aaa/AAA    $  125,000,000       7.62%        13.63%         %          6.9      10/13    8/09 - 10/13      Public      Yes
  A-5     Aaa/AAA    $  694,474,000      42.36%        13.63%         %          9.7       7/14   10/13 - 7/14       Public      Yes
   B       Aa2/AA    $   45,084,000       2.75%        10.88%         %          9.9       7/14    7/14 - 7/14       Public      Yes
   C      Aa3/ AA-   $   14,345,000       0.87%        10.00%         %          9.9       7/14    7/14 - 7/14       Public      Yes
   D        A2/A     $   28,690,000       1.75%         8.25%         %          9.9       7/14    7/14 - 7/14       Public      Yes

NON-OFFERED CERTIFICATES (5):
 A-1-A    Aaa/AAA    $  338,144,000      20.63%        13.63%         %          7.9       7/14     9/04 - 7/14   Private-144A   Yes
   E       A3/A-     $   16,395,000       1.00%         7.25%         %          9.9       7/14     7/14 - 7/14   Private-144A   Yes
   F     Baa1/BBB+   $   20,493,000       1.25%         6.00%         %          9.9       7/14     7/14 - 7/14   Private-144A   Yes
   G      Baa2/BBB   $   16,394,000       1.00%         5.00%         %          9.9       7/14     7/14 - 7/14   Private-144A   Yes
   H     Baa3/BBB-   $   22,542,000       1.37%         3.63%         %          9.9       8/14     7/14 - 8/14   Private-144A   Yes
   J      Ba1/BB+    $    8,198,000       0.50%         3.13%         %         10.0       8/14     8/14 - 8/14   Private-144A    No
   K       Ba2/BB    $    6,147,000       0.37%         2.75%         %         10.0       8/14     8/14 - 8/14   Private-144A    No
   L      Ba3/BB-    $    8,198,000       0.50%         2.25%         %         10.0       8/14     8/14 - 8/14   Private-144A    No
   M       B1/B+     $    6,148,000       0.38%         1.88%         %         10.0       8/14     8/14 - 8/14   Private-144A    No
   N       B2/NR     $    6,147,000       0.37%         1.50%         %         10.0       8/14     8/14 - 8/14   Private-144A    No
   O       B3/B-     $    2,050,000       0.13%         1.38%         %         10.0       8/14     8/14 - 8/14   Private-144A    No
   P       NR/NR     $   22,542,484       1.38%         0.00%         %         10.7       2/24     8/14 - 2/24   Private-144A    No
  A-X     Aaa/AAA    $1,639,437,484(6)     N/A           N/A          %          8.3       2/24         N/A       Private-144A   Yes
 A-SP     Aaa/AAA    $1,449,239,000(6)     N/A           N/A          %          5.5       8/11         N/A       Private-144A   Yes

(1) These classes are expected to be rated by Moody's Investors Service, Inc. and Fitch, Inc. "NR" means not rated.

(2) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.

(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.

(4) Expected to be eligible for Credit Suisse First Boston LLC individual prohibited transaction exemption under ERISA.

(5)   Not offered by the prospectus supplement or this term sheet.

(6)   Notional Amount.

MORTGAGE LOAN SELLER PROFILE:

Column Financial, Inc., "Column", will be selling 152 mortgage loans, representing 86.5% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp for transfer to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 6,100 commercial and multifamily mortgage loans, totaling approximately $54 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

PNC Bank, National Association, "PNC Bank," will be selling 22 mortgage loans, representing 13.5% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp for transfer to the trust. PNC Bank is headquartered in Pittsburgh, Pennsylvania and is a wholly owned subsidiary of The PNC Financial Services Group, Inc., which had approximately $73.1 billion of assets as of June 30, 2004. PNC Bank has originated over 1,200 conduit loans totaling approximately $6.0 billion since 1998. PNC Bank's conduit operation, including origination, underwriting, and closing activities, is based in Overland Park, Kansas.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

II. COLLATERAL OVERVIEW (1)

o     MORTGAGE LOAN POOL

      Initial Mortgage Pool Balance:                    $1,639,437,484

      Average Cut-off Date Principal Balance:           $9,422,055

      Loans / Properties:                               174 / 191

      Largest Loan:                                     9.4%

      Five Largest Loans / Group of Loans:              29.6%

      Ten Largest Loans / Group of Loans:               42.2%

o     PROPERTY TYPE CONCENTRATIONS

      Office:                                           33.8%

      Retail:                                           28.1% (Anchored 23.2%; Unanchored 4.9%)

      Multifamily (2):                                  21.2%

      Mixed Use:                                        11.4%

      Self Storage:                                     3.2%

      Hotel:                                            1.7%

      Industrial:                                       0.6%

o     GEOGRAPHIC DISTRIBUTION

      California (3):                                   22.5% (Southern 21.0% / Northern 1.5%)

      New York:                                         17.2%

      Texas:                                            10.5%

      Pennsylvania:                                     6.9%

      Florida:                                          6.6%

      Michigan:                                         6.2%

      Georgia:                                          5.1%

      Other:                                            24 other states, Puerto Rico and the District of Columbia, each individually representing less than 5.00%
o     CREDIT STATISTICS

      Wtd. Avg. Underwritten DSCR:                      1.62x

      Wtd. Avg. Cut-off Date LTV Ratio:                 69.8%

      Wtd. Avg. Balloon/ARD LTV Ratio:                  61.4%

(1) All information provided based on a Cut-off Date in August 2004 unless otherwise noted.

(2) Includes Manufactured Housing properties, which comprise 0.6% of the initial mortgage pool balance.

(3) "Southern California" consists of mortgaged real properties in California in zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in zip codes greater than 93600.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

II. COLLATERAL OVERVIEW (CONTINUED)

o     LOANS WITH RESERVE REQUIREMENTS (1,2)

      Tax escrows:                                      94.6%

      Insurance escrows:                                94.6%

      Cap. Ex escrows:                                  93.3%

      TI/LC escrows (3):                                88.7%

o     MORTGAGE LOAN POOL CHARACTERISTICS

      Gross WAC:                                        5.6410%

      Wtd. Avg. Remaining Term (4):                     105 Months

      Wtd. Avg. Seasoning:                              3 Months

      Call Protection:                                  All of the mortgage loans provide for either a prepayment
                                                        lockout period ("Lockout"), a defeasance period
                                                        ("Defeasance"), a yield maintenance premium period ("YMP"), a static prepayment premium period ("SPP"), or a combination thereof.

      Lockout/Defeasance:                               95.3%

      Ownership Interest:                               91.6% (Fee); 4.8% (Leasehold); 3.6% (Fee/Leasehold (5))

      Delinquency:                                      None of the mortgage loans will be 30 days or more delinquent with respect to any monthly debt service payment as of the
                                                        July 2004 due date or at any time during the 12-month period preceding that date.

(1)   Includes loans with provisions for upfront and/or collected reserves.

(2)   Includes those loans providing for springing reserves.

(3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.

(4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

(5) Fee/Leasehold refers to loans that are secured by collateral a portion of which consists of a fee interest and another portion of which consist of a leasehold interest.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

III. TRANSACTION OVERVIEW

OFFERED CERTIFICATES:   Classes A-1, A-2, A-3, A-4, A-5, B, C and D

PASS-THROUGH STRUCTURE: Senior/Subordinate, Sequential Pay Pass-Through
                        Certificates

MORTGAGE LOAN SELLERS:  Column Financial, Inc. and PNC Bank, National
                        Association

LEAD MANAGER:           Credit Suisse First Boston LLC

BOOKRUNNER:             Credit Suisse First Boston LLC

CO-MANAGERS:            PNC Capital Markets, Inc. and Goldman, Sachs & Co.

RATING AGENCIES:        Moody's Investors Service, Inc. and Fitch, Inc.

MASTER SERVICER:        Midland Loan Services, Inc.

SPECIAL SERVICER:       Clarion Partners, LLC

TRUSTEE:                Wells Fargo Bank, N.A.

CUT-OFF DATE:           August 2004

SETTLEMENT DATE:        On or about August 26, 2004

DISTRIBUTION DATE:      The fourth business day following the Determination Date
                        in that month, beginning September 2004

DETERMINATION DATE:     The eleventh calendar day of the month, or, if the
                        eleventh calendar day is not a business day, the next succeeding business day, beginning in September 2004

MINIMUM DENOMINATIONS:  $10,000 for all offered certificates and in additional multiples of $1

SETTLEMENT TERMS:       DTC, Euroclear and Clearstream, same day funds, with
                        accrued interest

SMMEA: It is expected that upon initial issuance, Classes A-1, A-2, A-3, A-4, A-5, B and C of the certificates will be "mortgage related securities" for purposes of SMMEA

ERISA: Classes A-1, A-2, A-3, A-4, A-5, B, C and D are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility

TAX TREATMENT:          REMIC

ANALYTICS:              Cashflows are expected to be available through
                        Bloomberg, the Trepp Group, and Intex Solutions

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

IV. STRUCTURE DESCRIPTION

                               [GRAPHIC OMITTED]

o For purposes of distributions to the Class A-1, A-2, A-3, A-4, A-5 and A-1-A Certificates, the mortgage loans will consist of two loan groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-1, A-2, A-3, A-4 and A-5 Certificates. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Prospectus Supplement for more detailed information.

o After the Class A-1, A-2, A-3, A-4, A-5 and A-1-A Certificates have been retired, all principal will be allocated sequentially starting with the Class B Certificates.

o The Class A-X and Class A-SP Certificates will collectively accrue interest on an aggregate notional amount that is equal to the total principal balance of the Class A-1, A-2, A-3, A-4, A-5, A-1-A, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. The Prospectus Supplement describes the notional amounts on which the Class A-X and Class A-SP Certificates individually accrue interest.

o The Class A-X, and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-4, A-5, A-1-A, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. The Prospectus Supplement describes the pass-through rates at which the Class A-X and Class A-SP Certificates individually accrue interest.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

V. YIELD MAINTENANCE PREPAYMENT PREMIUM / STATIC PREPAYMENT PREMIUM ALLOCATION

YIELD MAINTENANCE PREPAYMENT   Yield Maintenance Charges will generally be
PREMIUMS                       distributed on each Distribution Date as follows:
                               A portion (based on the product of the Base
                               Interest Fraction and the Principal Entitlement
                               Fraction as described below) will be delivered to one or more of the following Classes: A-1, A-2, A-3, A-4, A-5, A-1-A, B, C, D, E, F, G and H (the
                               "Yield Maintenance Classes"). The entire amount remaining will be distributed to Class A-X and in some cases the Class A-SP.

                               With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                               o a numerator equal to the excess, if any, of the pass-through rate on such class of certificates over the relevant discount rate, and

                               o a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                               With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction" is a fraction having:

                               o a numerator equal to the total principal distributable on such class of certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                               o a denominator equal to the total principal, distributable on all the certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan, on the subject Distribution Date.

STATIC PREPAYMENT PREMIUMS:    Static Prepayment Premium Charges will generally
                               be distributed on any Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal
                               Entitlement Fraction as described above) will be delivered to one or more of the following
                               Classes: A-1, A-2, A-3, A-4, A-5, A-1-A, B, C, D,
                               E, F, G and H (the "Static Prepayment Premium
                               Classes"). The remainder will be distributed to Class A-X.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

V. YIELD MAINTENANCE PREPAYMENT PREMIUM / STATIC PREPAYMENT PREMIUM ALLOCATION (CONTINUED)

YIELD MAINTENANCE CHARGE       The following is an example of the Yield
EXAMPLE:                       Maintenance Charge / Static Prepayment Premium
                               allocation based on the following assumptions:

                               o     Class receiving 100% of the principal is
                                     A-1

                               o     Mortgage rate: 8.00%

                               o     The Discount Rate at time of prepayment:
                                     5.75%

                               o     The Class A-1 Pass-Through Rate is equal to
                                     7.00%

METHOD                                         CLASS A-1 CERTIFICATES        CLASS A-X / CLASS A-SP CERTIFICATES
------------------------------------------------------------------------------------------------------------------------
(Class Pass Through Rate - Discount Rate)      (7.00%-5.75%)                 (100.00%-Class A-1 Certificate Percentage)
-----------------------------------------      -------------
(Mortgage Rate-Discount Rate)                  (8.00%-5.75%)

Yield Maintenance Charge Allocation            55.56%                        44.44%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

VI. ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST     Any Prepayment Interest Shortfalls that are not offset
SHORTFALLS:             by the compensating payments by the Master Servicer to
                        be made in limited circumstances will generally be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

PRINCIPAL & INTEREST    The Master Servicer will generally be required to
ADVANCES:               advance delinquent scheduled payments of principal and
                        interest on the mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. The Master Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:   On any Distribution Date on which the mortgage pool
                        balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the trust fund may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the Prospectus
                        Supplement); the Master Servicer; or the Special
                        Servicer. The relative priorities of such parties with respect to exercising this option are described in the Prospectus Supplement.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                       MORTGAGED REAL PROPERTIES BY STATE

                                 [MAP OMITTED]

                                                                                    Weighted
                              Number of                       Percentage of         Average                             Weighted
                              Mortgaged   Cut-off Date           Initial            Mortgage          Weighted           Average
                                Real        Principal         Mortgage Pool         Interest           Average        Cut-off Date
State                        Properties    Balance (1)           Balance              Rate            U/W DSCR        LTV Ratio (1)
-----------------------------------------------------------------------------------------------------------------------------------
California                       27      $  369,069,577           22.5%              6.0039%             1.46x            68.5%
   Southern California (2)       25         344,578,220           21.0%              5.9804%             1.46             68.1%
   Northern California (2)        2          24,491,357            1.5%              6.3341%             1.43             73.8%
New York                         10         282,588,517           17.2%              5.2999%             2.07             60.6%
Texas                            41         171,530,298           10.5%              5.8283%             1.44             75.2%
Pennsylvania                     11         113,226,936            6.9%              5.8997%             1.50             74.7%
Florida                          10         108,707,545            6.6%              5.4065%             1.76             61.6%
Michigan                          9         100,955,535            6.2%              5.6621%             1.56             70.2%
Georgia                           9          83,398,466            5.1%              5.2340%             1.44             74.8%
Virginia                          9          62,927,481            3.8%              5.3529%             1.72             75.5%
Kentucky                          5          59,500,000            3.6%              5.6574%             1.54             75.3%
Puerto Rico                       1          51,200,000            3.1%              5.5125%             1.52             80.0%
Ohio                             10          28,188,204            1.7%              5.5996%             1.45             74.7%
Illinois                          5          25,555,238            1.6%              5.6575%             1.52             76.3%
Washington                        5          24,490,442            1.5%              5.2194%             2.12             69.4%
South Carolina                    1          22,500,000            1.4%              6.0300%             1.52             74.8%
Maryland                          1          18,439,121            1.1%              5.0700%             1.26             75.6%
Massachusetts                     1          17,200,000            1.0%              5.0000%             1.91             69.6%
North Carolina                    3          15,664,101            1.0%              5.2799%             1.41             78.4%
Arizona                           6          13,006,858            0.8%              5.4797%             1.43             74.4%
Colorado                          3          12,245,073            0.7%              5.7335%             1.54             67.9%
District of Columbia              1          10,224,269            0.6%              5.4700%             1.39             72.5%
Delaware                          1           9,822,730            0.6%              6.3700%             1.34             73.3%
Missouri                          3           5,462,943            0.3%              5.6642%             1.38             76.5%
Tennessee                         2           4,918,388            0.3%              5.1390%             1.49             76.3%
Indiana                           2           4,884,540            0.3%              6.2638%             1.48             61.0%
Nevada                            2           4,828,667            0.3%              5.5217%             1.90             63.1%
Oregon                            1           3,971,583            0.2%              5.8600%             1.55             63.3%
Kansas                            2           3,294,712            0.2%              5.9996%             1.33             77.9%
Oklahoma                          2           3,106,611            0.2%              6.0868%             1.24             76.8%
Connecticut                       2           2,616,628            0.2%              6.1852%             1.62             78.7%
New Hampshire                     3           1,988,885            0.1%              5.9200%             1.32             71.3%
Minnesota                         1           1,938,737            0.1%              5.9500%             1.36             69.2%
Louisiana                         1           1,192,351            0.1%              6.3500%             1.55             74.5%
Iowa                              1             793,050           0.05%              5.8200%             1.55             75.5%
                               -----------------------------------------------------------------------------------------------
Total/Weighted Average:         191      $1,639,437,484          100.0%              5.6410%             1.62x            69.8%
                               ===============================================================================================

(1)   Based on a Cut-off Date in August 2004.

(2) Southern California consists of mortgaged properties in California zip codes less than or equal to 93600. Northern California consists of mortgaged real properties in California zip codes greater than 93600.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

INDUSTRIAL              0.6%
HOTEL                   1.7%
SELF STORAGE            3.2%
MIXED USE              11.4%
MULTIFAMILY            21.2%
RETAIL                 28.1%
OFFICE                 33.8%

                                                                                 Weighted
                     Number of                            Percentage of           Average                               Weighted
                     Mortgaged        Cut-off Date           Initial             Mortgage           Weighted            Average
                       Real            Principal          Mortgage Pool          Interest            Average          Cut-off Date
Property Type       Properties        Balance (1)            Balance               Rate             U/W DSCR          LTV Ratio (1)
-----------------------------------------------------------------------------------------------------------------------------------
Office                  31          $  553,421,689             33.8%              5.7851%              1.82x              63.8%
Retail                  51             460,942,436             28.1%              5.6137%              1.50               73.4%
Multifamily             76             347,244,041             21.2%              5.4550%              1.51               75.0%
Mixed Use               10             186,910,162             11.4%              5.3462%              1.58               67.7%
Self Storage            15              53,078,374              3.2%              5.9725%              1.44               74.2%
Hotel                    4              27,222,085              1.7%              6.7678%              1.59               67.9%
Industrial               4              10,618,697              0.6%              6.0402%              1.34               73.5%
                      --------------------------------------------------------------------------------------------------------
                       191          $1,639,437,484            100.0%              5.6410%              1.62x              69.8%
                      ========================================================================================================

(1)   Based on a Cut-off Date in August 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                         WEIGHTED
                                         NUMBER OF                      PERCENTAGE OF    AVERAGE                     WEIGHTED
                                         MORTGAGED     CUT-OFF DATE        INITIAL       MORTGAGE      WEIGHTED      AVERAGE
                PROPERTY                   REAL         PRINCIPAL       MORTGAGE POOL    INTEREST      AVERAGE     CUT-OFF DATE
PROPERTY TYPE   SUB-TYPE                PROPERTIES      BALANCE (1)        BALANCE         RATE        U/W DSCR    LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
RETAIL
                Anchored             (2)      30       $ 381,086,371        23.2%         5.5800%         1.48x        74.8%
                Unanchored                    21          79,856,065         4.9%         5.7743%         1.59         66.6%

                                        -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       51       $ 460,942,436        28.1%         5.6137%         1.50x        73.4%
                                        ===================================================================================


MULTIFAMILY
                Conventional                  70       $ 337,667,802        20.6%         5.4450%         1.51x        75.1%
                Manufactured Housing           6           9,576,239         0.6%         5.8080%         1.50         71.7%

                                        -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       76       $ 347,244,041        21.2%         5.4550%         1.51x        75.0%
                                        ===================================================================================

HOTEL
                Full Service                   1       $  14,750,000         0.9%          6.700%         1.46x        70.2%
                Limited Service                3          12,472,085         0.8%         6.8480%         1.74         65.2%

                                        -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        4       $  27,222,085         1.7%         6.7678%         1.59x        67.9%
                                        ===================================================================================


(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(2)   INCLUDES SHADOW ANCHORED PROPERTIES.

                 MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                               WEIGHTED
                             NUMBER OF                        PERCENTAGE OF    AVERAGE                     WEIGHTED
                             MORTGAGED      CUT-OFF DATE         INITIAL       MORTGAGE      WEIGHTED      AVERAGE
                                REAL          PRINCIPAL       MORTGAGE POOL    INTEREST      AVERAGE     CUT-OFF DATE
OWNERSHIP INTEREST           PROPERTIES      BALANCE (1)         BALANCE        RATES        U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------
Fee                              186       $ 1,501,419,485        91.6%         5.6773%         1.61x         70.1%
Leasehold                          3            78,817,999         4.8%         5.1457%         1.89          55.3%
Fee/Leasehold                      2            59,200,000         3.6%         5.3784%         1.57          79.9%

                           ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          191       $ 1,639,437,484       100.0%         5.6410%         1.62x         69.8%
                           =======================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

                               [BAR CHART OMITTED]

                                                                                     WEIGHTED
                                      NUMBER OF                     PERCENTAGE OF    AVERAGE                     WEIGHTED
                                      UNDERLYING    CUT-OFF DATE       INITIAL       MORTGAGE      WEIGHTED      AVERAGE
       RANGE OF CUT-OFF DATE           MORTGAGE      PRINCIPAL      MORTGAGE POOL    INTEREST      AVERAGE     CUT-OFF DATE
       PRINCIPAL BALANCES (1)           LOANS        BALANCE (1)       BALANCE         RATE        U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------
      $546,639  -       750,000           2       $     1,294,494        0.1%         6.2659%        1.34x         62.9%
       750,001  -     1,000,000           11            9,341,057        0.6%         6.0006%        1.42          70.1%
     1,000,001  -     1,250,000           7             7,691,469        0.5%         6.3042%        1.40          69.8%
     1,250,001  -     1,500,000           4             5,724,275        0.3%         6.0314%        1.63          70.0%
     1,500,001  -     2,000,000           24           43,228,951        2.6%         5.7712%        1.53          69.5%
     2,000,001  -     2,500,000           12           27,482,576        1.7%         5.6697%        1.52          69.5%
     2,500,001  -     3,000,000           10           27,545,541        1.7%         5.7483%        1.78          64.0%
     3,000,001  -     3,500,000           16           52,509,420        3.2%         5.8665%        1.59          70.0%
     3,500,001  -     4,000,000           6            23,264,048        1.4%         5.6869%        1.65          70.6%
     4,000,001  -     4,500,000           7            29,670,087        1.8%         5.9088%        1.56          70.6%
     4,500,001  -     5,000,000           6            28,863,912        1.8%         6.0111%        1.61          70.1%
     5,000,001  -     6,000,000           8            42,599,254        2.6%         5.6459%        1.43          75.7%
     6,000,001  -     7,000,000           6            39,189,931        2.4%         5.7563%        1.46          73.5%
     7,000,001  -     8,000,000           7            51,435,271        3.1%         5.1277%        1.53          77.2%
     8,000,001  -     9,000,000           6            51,894,896        3.2%         5.7287%        1.43          77.1%
     9,000,001  -    10,000,000           8            76,562,392        4.7%         5.8987%        1.46          76.0%
    10,000,001  -    12,500,000           3            32,980,816        2.0%         5.7711%        1.49          74.0%
    12,500,001  -    15,000,000           7            97,760,469        6.0%         5.9267%        1.43          74.7%
    15,000,001  -    20,000,000           7           116,917,220        7.1%         5.3216%        1.62          72.6%
    20,000,001  -    25,000,000           4            93,090,904        5.7%         5.5591%        1.38          73.6%
    25,000,001  -    30,000,000           1            28,000,000        1.7%         4.6600%        1.86          78.9%
    30,000,001  -    50,000,000           7           267,825,063        16.3%        5.7258%        1.43          74.2%
    50,000,001  -    77,500,000           3           180,565,438        11.0%        5.1827%        1.63          69.2%
    77,500,001  -  $154,000,000           2           304,000,000        18.5%        5.7897%        2.06          56.1%

                                      ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  174      $ 1,639,437,484       100.0%        5.6410%        1.62x         69.8%
                                      =================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE  (1):  $154,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE  (1):      $546,639
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE  (1):    $9,422,055

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                               [BAR CHART OMITTED]

                                                                             WEIGHTED
                             NUMBER OF                      PERCENTAGE OF    AVERAGE                    WEIGHTED
                             UNDERLYING    CUT-OFF DATE        INITIAL       MORTGAGE     WEIGHTED      AVERAGE
       RANGE OF               MORTGAGE       PRINCIPAL      MORTGAGE POOL    INTEREST     AVERAGE     CUT-OFF DATE
       U/W DSCRS               LOANS        BALANCE (1)        BALANCE         RATE       U/W DSCR    LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------
    1.20x  -  1.30               26      $   190,127,332        11.6%         5.8123%        1.27x        75.6%
    1.31   -  1.35               20          214,312,421        13.1%         5.6997%        1.32         76.9%
    1.36   -  1.40               25          203,012,062        12.4%         5.5865%        1.39         75.5%
    1.41   -  1.45               15           83,488,976         5.1%         5.7576%        1.44         73.4%
    1.46   -  1.50               19          279,140,144        17.0%         6.2067%        1.48         69.0%
    1.51   -  1.55               12          130,442,750         8.0%         5.6851%        1.53         74.9%
    1.56   -  1.60               12           45,366,959         2.8%         5.5286%        1.58         73.2%
    1.61   -  1.80               24          176,796,197        10.8%         5.5205%        1.70         70.6%
    1.81   -  2.00               12           75,130,019         4.6%         5.0250%        1.89         70.8%
    2.01   -  3.13                8          238,673,241        14.6%         5.0749%        2.47         49.6%
    3.14   -  3.54x               1            2,947,385         0.2%         5.7400%        3.54         33.5%

                             ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         174      $ 1,639,437,484       100.0%         5.6410%        1.62x        69.8%
                             =================================================================================

MAXIMUM U/W DSCR:                      3.54x
MINIMUM U/W DSCR:                      1.20x
WTD. AVG. U/W DSCR:                    1.62x

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                               [BAR CHART OMITTED]

                                                                              WEIGHTED
                            NUMBER OF                        PERCENTAGE OF    AVERAGE                    WEIGHTED
                            UNDERLYING     CUT-OFF DATE         INITIAL       MORTGAGE     WEIGHTED      AVERAGE
 RANGE OF CUT-OFF DATE       MORTGAGE        PRINCIPAL       MORTGAGE POOL    INTEREST     AVERAGE     CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)      LOANS         BALANCE (1)         BALANCE         RATE       U/W DSCR    LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------
    33.5%  -  40.0%              3        $     6,438,131         0.4%         5.6655%        2.55x         34.8%
    40.1%  -  50.0%              5            213,949,628        13.1%         5.0614%        2.49          48.2%
    50.1%  -  60.0%             13             31,327,396         1.9%         5.8039%        1.82          55.9%
    60.1%  -  65.0%             14            254,958,414        15.6%         6.0862%        1.59          64.0%
    65.1%  -  70.0%             18            105,297,876         6.4%         5.6740%        1.59          68.7%
    70.1%  -  74.5%             44            292,146,818        17.8%         5.8512%        1.43          73.3%
    74.6%  -  75.0%              8             54,243,059         3.3%         5.7980%        1.48          74.8%
    75.1%  -  77.0%             18            260,324,214        15.9%         5.3943%        1.37          76.1%
    77.1%  -  77.5%              5              9,408,024         0.6%         5.7324%        1.40          77.4%
    77.6%  -  78.5%             10             97,846,718         6.0%         5.5209%        1.48          78.2%
    78.6%  -  80.0%             35            305,329,107        18.6%         5.6558%        1.47          79.4%
    80.1%  -  80.9%              1              8,168,099         0.5%         5.9300%        1.27          80.9%

                            ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        174        $ 1,639,437,484       100.0%         5.6410%       1.62x          69.8%
                            ====================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):    80.9%
MINIMUM CUT-OFF DATE LTV RATIO (1):    33.5%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):  69.8%

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                             MORTGAGE INTEREST RATES

                                                                                WEIGHTED
                               NUMBER OF                       PERCENTAGE OF    AVERAGE                   WEIGHTED
                               UNDERLYING     CUT-OFF DATE        INITIAL       MORTGAGE     WEIGHTED     AVERAGE
        RANGE OF                MORTGAGE        PRINCIPAL      MORTGAGE POOL    INTEREST     AVERAGE    CUT-OFF DATE
 MORTGAGE INTEREST RATES         LOANS         BALANCE (1)        BALANCE         RATE       U/W DSCR   LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------
   4.5200%  -  5.0000%            12        $   165,614,405        10.1%         4.7937%       1.92x        65.7%
   5.0001%  -  5.5000%            39            534,139,105        32.6%         5.2343%       1.81         65.9%
   5.5001%  -  5.7500%            25            253,283,883        15.4%         5.6080%       1.52         74.8%
   5.7501%  -  6.0000%            43            279,169,354        17.0%         5.8927%       1.44         74.2%
   6.0001%  -  6.2500%            33            153,250,024         9.3%         6.1298%       1.41         74.5%
   6.2501%  -  6.5000%            12            186,122,467        11.4%         6.4445%       1.46         65.4%
   6.5001%  -  6.7500%             7             58,829,262         3.6%         6.6301%       1.36         75.7%
   6.7501%  -  7.2000%             3              9,028,984         0.6%         7.0797%       1.61         66.9%

                             -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          174        $ 1,639,437,484       100.0%         5.6410%      1.62x         69.8%
                             ===================================================================================

MAXIMUM MORTGAGE INTEREST RATE:               7.2000%
MINIMUM MORTGAGE INTEREST RATE:               4.5200%
WTD. AVG. MORTGAGE INTEREST RATE:             5.6410%

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                                 WEIGHTED
                                   NUMBER OF                     PERCENTAGE OF   AVERAGE                  WEIGHTED       WEIGHTED
                                   UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE    WEIGHTED     AVERAGE        AVERAGE
                                    MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE     REMAINING
LOAN TYPE                            LOANS        BALANCE (1)       BALANCE        RATE      U/W DSCR   LTV RATIO (1)  IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------
Balloons without IO Term               145     $   903,217,227       55.1%        5.6380%      1.52x        71.4%           N/A
Balloons with Partial IO Term           16         291,535,000       17.8%        5.6330%      1.41         76.8%            23
Interest Only Balloon Loans              4          67,250,000        4.1%        4.7508%      1.88         74.0%            56
ARD Loans without IO Periods             2          47,714,634        2.9%        6.4326%      1.33         79.1%           N/A
ARD Loans with Partial IO Periods        1         150,000,000        9.1%        6.4610%      1.47         64.4%            35
Interest Only ARD Loans                  3         177,535,000       10.8%        5.0963%      2.58         50.9%           109
Fully Amortizing                         3           2,185,623        0.1%        6.0073%      1.35         52.5%           N/A

                                   --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                174     $ 1,639,437,484      100.0%        5.6410%      1.62x        69.8%           N/A
                                   ============================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                   WEIGHTED
                                   NUMBER OF                      PERCENTAGE OF    AVERAGE                    WEIGHTED
          RANGE OF                 UNDERLYING     CUT-OFF DATE       INITIAL       MORTGAGE     WEIGHTED      AVERAGE
       ORIGINAL TERMS               MORTGAGE        PRINCIPAL     MORTGAGE POOL    INTEREST     AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)      LOANS         BALANCE (2)       BALANCE         RATE       U/W DSCR    LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------------
    60   -   84                         28      $   338,234,283       20.6%         5.1480%       1.67x         70.4%
    85   -  120                        143        1,296,532,002       79.1%         5.7664%       1.61          69.7%
    121  -  240                          3            4,671,199        0.3%         6.5193%       1.32          55.3%

                                   ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                174      $ 1,639,437,484      100.0%         5.6410%       1.62x         69.8%
                                   =================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):  108

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                    REMAINING TERMS TO STATED MATURITY (1,2)

                                                                                     WEIGHTED
                                    NUMBER OF                       PERCENTAGE OF    AVERAGE                   WEIGHTED
           RANGE OF                 UNDERLYING     CUT-OFF DATE        INITIAL       MORTGAGE     WEIGHTED     AVERAGE
        REMAINING TERMS              MORTGAGE       PRINCIPAL       MORTGAGE POOL    INTEREST     AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1,2)     LOANS         BALANCE (2)        BALANCE        RATES       U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------
       51  -   84                       28       $   338,234,283        20.6%         5.1480%       1.67x        70.4%
       85  -  117                      101           801,203,356        48.9%         5.5475%       1.70         68.9%
      118  -  234                       45           499,999,845        30.5%         6.1242%       1.45         70.8%

                                    ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                174       $ 1,639,437,484       100.0%         5.6410%       1.62x        69.8%
                                    =================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS)  (1, 2):      234
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS)  (1, 2):      51
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS)  (1, 2):    105

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                         ORIGINAL AMORTIZATION TERMS (1)

                                                                              WEIGHTED
                             NUMBER OF                       PERCENTAGE OF    AVERAGE                     WEIGHTED
       RANGE OF              UNDERLYING     CUT-OFF DATE        INITIAL       MORTGAGE      WEIGHTED      AVERAGE
 ORIGINAL AMORTIZATION        MORTGAGE        PRINCIPAL      MORTGAGE POOL    INTEREST      AVERAGE     CUT-OFF DATE
   TERMS (MONTHS) (1)          LOANS         BALANCE (2)        BALANCE         RATE        U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------
    Interest Only                  7      $   244,785,000        14.9%         5.0013%        2.39x         57.3%
    120   -   300                 47          117,567,778         7.2%         6.1561%        1.48          70.4%
    301   -   360                120        1,277,084,707        77.9%         5.7162%        1.48          72.1%

                             -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          174      $ 1,639,437,484       100.0%         5.6410%        1.62x         69.8%
                             ===================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):      360
MINIMUM ORIGINAL AMOARTIZATION TERM (MONTHS) (3):     120
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):    348

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                       REMAINING AMORTIZATION TERMS (1,2)

                                                                              WEIGHTED
                            NUMBER OF                       PERCENTAGE OF     AVERAGE                    WEIGHTED
       RANGE OF             UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE     WEIGHTED      AVERAGE
REMAINING AMORTIZATION       MORTGAGE        PRINCIPAL      MORTGAGE POOL     INTEREST     AVERAGE     CUT-OFF DATE
 TERMS (MONTHS) (1, 2)        LOANS         BALANCE (2)        BALANCE         RATES       U/W DSCR    LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------
   Interest Only                 7       $   244,785,000        14.9%          5.0013%       2.39x         57.3%
   117   -   250                 5             7,397,198         0.5%          6.5726%       1.55          61.3%
   251   -   300                42           110,170,580         6.7%          6.1281%       1.48          71.1%
   301   -   355                47           587,966,733        35.9%          5.8814%       1.45          72.6%
   356   -   360                73           689,117,974        42.0%          5.5752%       1.51          71.8%

                            -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        174       $ 1,639,437,484       100.0%          5.6410%       1.62x         69.8%
                            ===================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):      360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):      117
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 3):    346

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                             WEIGHTED
                            NUMBER OF                       PERCENTAGE OF    AVERAGE                   WEIGHTED
                            MORTGAGED     CUT-OFF DATE         INITIAL       MORTGAGE     WEIGHTED     AVERAGE
   RANGE OF YEARS             REAL          PRINCIPAL       MORTGAGE POOL    INTEREST     AVERAGE    CUT-OFF DATE
 BUILT/RENOVATED (1)       PROPERTIES      BALANCE (2)         BALANCE         RATE       U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
    1970  -  1997               62       $   322,266,252        19.7%         5.6462%       1.46x        74.2%
    1998  -  2000               39           306,363,118        18.7%         5.5364%       1.55         73.9%
    2001  -  2004               90         1,010,808,115        61.7%         5.6710%       1.69         67.1%

                           ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        191       $ 1,639,437,484       100.0%         5.6410%       1.62x        69.8%
                           ==================================================================================

MOST RECENT YEAR BUILT/RENOVATED:     2004
OLDEST YEAR BUILT/RENOVATED           1970
WTD. AVG. YEAR BUILT/RENOVATED:       1999

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                                WEIGHTED
                               NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
                               MORTGAGED     CUT-OFF DATE        INITIAL        MORTGAGE      WEIGHTED      AVERAGE
        RANGE OF                 REAL          PRINCIPAL      MORTGAGE POOL     INTEREST      AVERAGE     CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)    PROPERTIES      BALANCE (2)        BALANCE          RATE        U/W DSCR    LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------
     63%   -   85%                16       $   221,077,854        13.5%          6.2565%        1.47x         67.6%
     86%   -   90%                24           226,571,317        13.8%          5.3695%        1.67          66.0%
     91%   -   93%                30           194,110,984        11.8%          5.7972%        1.44          73.8%
     94%   -   95%                22           259,274,337        15.8%          5.2937%        2.21          58.7%
     96%   -   97%                23           233,455,256        14.2%          5.6657%        1.47          77.5%
     98%   -  100%                72           477,725,652        29.1%          5.5335%        1.49          73.4%

                              ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          187       $ 1,612,215,400        98.3%          5.6220%        1.62x         69.8%
                              ====================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):        100%
MINIMUM OCCUPANCY RATE AT U/W (1):         63%
WTD. AVG. OCCUPANCY RATE AT U/W (1):       93%

(1)   DOES NOT INCLUDE HOSPITALITY PROPERTIES.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                  PREPAYMENT PROVISION AS OF CUT-OFF DATE (1,2)

                                                                                                            WEIGHTED
                                                                             WEIGHTED       WEIGHTED        AVERAGE        WEIGHTED
                                                                             AVERAGE        AVERAGE        REMAINING       AVERAGE
                                                            PERCENTAGE OF   REMAINING      REMAINING      LOCKOUT PLUS    REMAINING
        RANGE OF                NUMBER OF    CUT-OFF DATE      INITIAL       LOCKOUT        LOCKOUT         YM PLUS        MATURITY
    REMAINING TERMS TO           MORTGAGE      PRINCIPAL    MORTGAGE POOL     PERIOD     PLUS YM PERIOD  PREMIUM PERIOD    (MONTHS)
STATED MATURITY (YEARS) (1,2)     LOANS       BALANCE (1)      BALANCE     (MONTHS) (1)   (MONTHS) (1)     (MONTHS) (1)     (1,2)
-----------------------------------------------------------------------------------------------------------------------------------
      51   -    66                  21     $   307,576,352       18.8%           53             53             53             57
      67   -    96                   7          30,657,932        1.9%           73             73             73             81
      97   -   116                  68         405,133,866       24.7%          110            111            111            114
     117   -   121                  75         891,398,136       54.4%          108            114            114            118
     122   -   234                   3           4,671,199        0.3%          167            184            184            188

                                ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            174     $ 1,639,437,484      100.0%           98            101            101            105
                                ================================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                                                           WEIGHTED
                                                                             WEIGHTED      WEIGHTED        AVERAGE        WEIGHTED
                                                                             AVERAGE       AVERAGE        REMAINING       AVERAGE
                                                            PERCENTAGE OF   REMAINING     REMAINING      LOCKOUT PLUS    REMAINING
                                NUMBER OF   CUT-OFF DATE       INITIAL       LOCKOUT       LOCKOUT         YM PLUS        MATURITY
                                 MORTGAGE     PRINCIPAL     MORTGAGE POOL     PERIOD    PLUS YM PERIOD  PREMIUM PERIOD    (MONTHS)
PREPAYMENT OPTION                 LOANS      BALANCE (1)       BALANCE     (MONTHS) (1)   (MONTHS) (1)    (MONTHS) (1)     (1,2)
----------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance               154     $ 1,557,721,476      95.0%          100            100            100            105
Lockout / Yield Maintenance         19          76,532,387       4.7%           39            113            113            117
Lockout / Defeasance / Static        1           5,183,622       0.3%          101            101            113            117

                                -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            174     $ 1,639,437,484     100.0%           98            101            101            105
                                ===============================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      MORTGAGE POOL PREPAYMENT PROFILE (1)

                          NUMBER OF
           MONTHS SINCE    MORTGAGE    OUTSTANDING     % OF POOL       YIELD        PREPAYMENT   % OF POOL
 DATE      CUT-OFF DATE     LOANS      BALANCE (MM)     LOCKOUT     MAINTENANCE      PREMIUM        OPEN         TOTAL
----------------------------------------------------------------------------------------------------------------------
Aug-04           0           174        $ 1,639.4       100.00%         0.00%         0.00%         0.00%        100.0%

Aug-05          12           174        $ 1,626.5       100.00%         0.00%         0.00%         0.00%        100.0%

AUG-06          24           174        $ 1,611.9       100.00%         0.00%         0.00%         0.00%        100.0%

AUG-07          36           174        $ 1,593.7        97.07%         2.93%         0.00%         0.00%        100.0%

AUG-08          48           174        $ 1,572.8        96.26%         3.74%         0.00%         0.00%        100.0%

AUG-09          60           153        $ 1,260.1        95.22%         4.40%         0.00%         0.38%        100.0%

AUG-10          72           153        $ 1,240.2        94.17%         5.45%         0.00%         0.38%        100.0%

AUG-11          84           146        $ 1,192.1        94.45%         5.55%         0.00%         0.00%        100.0%

AUG-12          96           146        $ 1,170.6        94.47%         5.53%         0.00%         0.00%        100.0%

AUG-13         108           146        $ 1,147.6        91.87%         5.50%         0.38%         2.24%        100.0%

AUG-14         120             3        $     3.6        93.09%         6.91%         0.00%         0.00%        100.0%

AUG-15         132             3        $     3.5        94.04%         5.96%         0.00%         0.00%        100.0%

AUG-16         144             3        $     3.3        95.15%         4.85%         0.00%         0.00%        100.0%

AUG-17         156             3        $     3.1        96.46%         3.54%         0.00%         0.00%        100.0%

AUG-18         168             3        $     2.9        98.05%         1.95%         0.00%         0.00%        100.0%

AUG-19         180             1        $     0.3       100.00%         0.00%         0.00%         0.00%        100.0%

AUG-20         192             1        $     0.3       100.00%         0.00%         0.00%         0.00%        100.0%

AUG-21         204             1        $     0.2       100.00%         0.00%         0.00%         0.00%        100.0%

AUG-22         216             1        $     0.1       100.00%         0.00%         0.00%         0.00%        100.0%

AUG-23         228             1        $     0.1       100.00%         0.00%         0.00%         0.00%        100.0%
----------------------------------------------------------------------------------------------------------------------

(1) CALCULATED ASSUMING THAT NO MORTGAGE LOAN PREPAYS, DEFAULTS OR IS REPURCHASED PRIOR TO STATED MATURITY, EXCEPT THAT THE ARD LOANS ARE ASSUMED TO PAY IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES. OTHERWISE CALCULATED BASED ON MATURITY ASSUMPTIONS TO BE SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                         UNDERLYING MORTGAGE LOAN SELLER

                                                                                    WEIGHTED
                                NUMBER OF                        PERCENTAGE OF       AVERAGE                       WEIGHTED
                               UNDERLYING      CUT-OFF DATE         INITIAL          MORTGAGE       WEIGHTED        AVERAGE
                                MORTGAGE        PRINCIPAL        MORTGAGE POOL       INTEREST        AVERAGE     CUT-OFF DATE
MORTGAGE LOAN SELLER             LOANS         BALANCE (1)          BALANCE            RATE         U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.            152         $1,417,845,519         86.5%           5.6181%          1.65x           69.3%
PNC Bank, National Association     22            221,591,966         13.5%           5.7876%          1.44            72.8%

                                 -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           174         $1,639,437,484        100.0%           5.6410%          1.62x           69.8%
                                 =========================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                        LARGE MORTGAGE LOAN CONCENTRATION

                                                                   WEIGHTED
                                              PERCENTAGE OF         AVERAGE                             WEIGHTED
                             CUT-OFF DATE        INITIAL           MORTGAGE            WEIGHTED         AVERAGE
                               PRINCIPAL      MORTGAGE POOL        INTEREST            AVERAGE        CUT-OFF DATE
   CONCENTRATION              BALANCE (1)        BALANCE             RATE              U/W DSCR       LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------
       Top 1                $  154,000,000         9.4%             5.1359%              2.64x           48.1%
       Top 3                   380,255,309        23.2%             5.6715%              1.93            60.2%
       Top 5                   484,565,438        29.6%             5.5635%              1.90            61.0%
       Top 7                   577,267,225        35.2%             5.5554%              1.85            62.4%
       Top 10                  691,540,501        42.2%             5.6200%              1.77            64.8%

                         ------------------------------------------------------------------------------------------
    ENTIRE POOL             $1,639,437,484        100.0%            5.6410%              1.62x           69.8%
                         ==========================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                                   WEIGHTED
                           NUMBER OF                         PERCENTAGE OF         AVERAGE                           WEIGHTED
                           MORTGAGED       CUT-OFF DATE         INITIAL            MORTGAGE         WEIGHTED         AVERAGE
                              REAL          PRINCIPAL        LOAN GROUP NO. 1      INTEREST         AVERAGE        CUT-OFF DATE
STATE                      PROPERTIES      BALANCE (1)          BALANCE              RATE           U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
California                     24         $  365,505,163         28.1%             6.0027%            1.46x           68.6%
   Southern California (2)     22            341,013,806         26.2%             5.9789%            1.46            68.2%
   Northern California (2)     2              24,491,357          1.9%             6.3341%            1.43            73.8%
New York                       7             278,344,473         21.4%             5.2823%            2.08            60.5%
Michigan                       9             100,955,535          7.8%             5.6621%            1.56            70.2%
Pennsylvania                   7              90,073,816          6.9%             6.1083%            1.39            76.3%
Florida                        6              84,201,263          6.5%             5.2438%            1.85            57.9%
Texas                          21             82,179,920          6.3%             5.9345%            1.48            73.9%
Kentucky                       5              59,500,000          4.6%             5.6574%            1.54            75.3%
Puerto Rico                    1              51,200,000          3.9%             5.5125%            1.52            80.0%
Georgia                        5              32,449,073          2.5%             5.5656%            1.33            76.8%
South Carolina                 1              22,500,000          1.7%             6.0300%            1.52            74.8%
Virginia                       5              18,661,597          1.4%             6.0704%            1.72            69.7%
Massachusetts                  1              17,200,000          1.3%             5.0000%            1.91            69.6%
Washington                     1              15,535,000          1.2%             5.0000%            2.36            64.2%
Colorado                       3              12,245,073          0.9%             5.7335%            1.54            67.9%
Arizona                        4              10,191,963          0.8%             5.4097%            1.47            74.6%
Ohio                           5              10,102,501          0.8%             5.8460%            1.41            72.9%
Delaware                       1               9,822,730          0.8%             6.3700%            1.34            73.3%
North Carolina                 2               8,505,829          0.7%             5.6249%            1.44            79.5%
Illinois                       2               8,335,299          0.6%             5.4249%            1.56            70.6%
Nevada                         2               4,828,667          0.4%             5.5217%            1.90            63.1%
Oregon                         1               3,971,583          0.3%             5.8600%            1.55            63.3%
Indiana                        1               3,391,325          0.3%             6.3800%            1.30            64.0%
Kansas                         2               3,294,712          0.3%             5.9996%            1.33            77.9%
Tennessee                      1               2,626,341          0.2%             5.4000%            1.50            75.0%
Missouri                       1               2,540,000          0.2%             5.6600%            1.41            74.4%
Minnesota                      1               1,938,737          0.1%             5.9500%            1.36            69.2%
Louisiana                      1               1,192,351          0.1%             6.3500%            1.55            74.5%
                            ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      120          $1,301,292,951        100.0%             5.6916%            1.65x           68.4%
                            ==============================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                               WEIGHTED
                                 NUMBER OF                    PERCENTAGE OF    AVERAGE                   WEIGHTED
                                 MORTGAGED     CUT-OFF DATE      INITIAL       MORTGAGE    WEIGHTED      AVERAGE
                                   REAL         PRINCIPAL   LOAN GROUP NO. 1   INTEREST     AVERAGE    CUT-OFF DATE
PROPERTY TYPE                   PROPERTIES     BALANCE (1)       BALANCE         RATE      U/W DSCR    LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------
Office                              31       $  553,421,689       42.5%        5.7851%       1.82x         63.8%
Retail                              51          460,942,436       35.4%        5.6137%       1.50          73.4%
Mixed Use                           10          186,910,162       14.4%        5.3462%       1.58          67.7%
Self Storage                        15           53,078,374       4.1%         5.9725%       1.44          74.2%
Hotel                               4            27,222,085       2.1%         6.7678%       1.59          67.9%
Industrial                          4            10,618,697       0.8%         6.0402%       1.34          73.5%
Multifamily                         5             9,099,508       0.7%         5.7887%       1.45          73.9%

                                -------------------------------------------------------------------------------
                                   120       $1,301,292,951     100.0%         5.6916%       1.65x         68.4%
                                ===============================================================================

(1)  BASED ON A CUT-OFF DATE IN AUGUST 2004.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                              WEIGHTED
                                NUMBER OF                    PERCENTAGE OF     AVERAGE                  WEIGHTED
                                MORTGAGED     CUT-OFF DATE      INITIAL       MORTGAGE     WEIGHTED      AVERAGE
PROPERTY     PROPERTY             REAL          PRINCIPAL   LOAN GROUP NO. 1  INTEREST      AVERAGE    CUT-OFF DATE
TYPE         SUB-TYPE           PROPERTIES     BALANCE (1)      BALANCE         RATE       U/W DSCR    LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------
RETAIL
           Anchored (2)            30          $381,086,371       29.3%        5.5800%        1.48x        74.8%
           Unanchored              21            79,856,065        6.1%        5.7743%        1.59         66.6%

                                  -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            51          $460,942,436       35.4%        5.6137%        1.50x        73.4%
                                  =============================================================================

MULTIFAMILY
           Conventional             1          $  2,477,917        0.2%        5.9500%        1.31x        77.4%
           Manufactured Housing     4             6,621,590        0.5%        5.7284%        1.50         72.5%

                                  -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             5          $  9,099,508        0.7%        5.7887%        1.45x        73.9%
                                  =============================================================================

HOTEL
           Full Service             1          $ 14,750,000        1.1%         6.700%        1.46x        70.2%
           Limited Service          3            12,472,085        1.0%        6.8480%        1.74         65.2%

                                  -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             4          $ 27,222,085        2.1%        6.7678%        1.59x        67.9%
                                  =============================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(2)   INCLUDES SHADOW ANCHORED PROPERTIES.

               GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                                 WEIGHTED
                                    NUMBER OF                   PERCENTAGE OF    AVERAGE                  WEIGHTED       WEIGHTED
                                   UNDERLYING  CUT-OFF DATE        INITIAL       MORTGAGE    WEIGHTED      AVERAGE        AVERAGE
                                    MORTGAGE     PRINCIPAL    LOAN GROUP NO. 1   INTEREST    AVERAGE     CUT-OFF DATE    REMAINING
LOAN TYPE                            LOANS      BALANCE (1)        BALANCE         RATE      U/W DSCR   LTV RATIO (1)  IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------
Balloons without IO Term               88    $  661,752,768         50.9%        5.6402%       1.53x        70.4%           N/A
Balloons with Partial IO Term          11       249,435,000         19.2%        5.6691%       1.43         76.6%            23
Interest Only Balloon Loans            2         21,500,000          1.7%        5.0100%       2.01         65.4%            56
ARD Loans without IO Periods           2         47,714,634          3.7%        6.4326%       1.33         79.1%           N/A
ARD Loans with Partial IO Periods      1        150,000,000         11.5%        6.4610%       1.47         64.4%            35
Interest Only ARD Loans                2        169,535,000         13.0%        5.1234%       2.61         49.6%           111
Fully Amortizing                       2          1,355,549          0.1%        5.6138%       1.35         39.4%           N/A

                                     ------------------------------------------------------------------------------------------
                                      108    $1,301,292,951        100.0%        5.6916%       1.65X        68.4%           N/A
                                     ==========================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                   GROUP NO. 1 ORIGINAL AMORTIZATION TERMS (1)

                                                                                          WEIGHTED
                                 NUMBER OF                              PERCENTAGE OF      AVERAGE                      WEIGHTED
          RANGE OF              UNDERLYING          CUT-OFF DATE           INITIAL         MORTGAGE       WEIGHTED       AVERAGE
   ORIGINAL AMORTIZATION         MORTGAGE             PRINCIPAL       LOAN GROUP NO. 1     INTEREST        AVERAGE     CUT-OFF DATE
     TERMS (MONTHS) (1)            LOANS             BALANCE (2)           BALANCE           RATE         U/W DSCR    LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------
        Interest Only                 4            $  191,035,000          14.7%            5.1107%         2.55x          51.4%
    120       -       300            26                84,839,305           6.5%            6.2106%         1.52           69.5%
    301       -       360            78             1,025,418,646          78.8%            5.7569%         1.49           71.5%

                                 ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             108            $1,301,292,951         100.0%            5.6916%         1.65x          68.4%
                                 ==============================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):   360
MINIMUM ORIGINAL AMOARTIZATION TERM (MONTHS) (3):  120
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3): 347

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                 GROUP NO. 1 REMAINING AMORTIZATION TERMS (1, 2)

                                                                                       WEIGHTED
                                  NUMBER OF                        PERCENTAGE OF       AVERAGE                      WEIGHTED
           RANGE OF               UNDERLYING    CUT-OFF DATE           INITIAL         MORTGAGE      WEIGHTED       AVERAGE
    REMAINING AMORTIZATION         MORTGAGE      PRINCIPAL        LOAN GROUP NO. 1     INTEREST       AVERAGE     CUT-OFF DATE
     TERMS (MONTHS) (1, 2)           LOANS       BALANCE (2)           BALANCE           RATES       U/W DSCR     LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------------------
         Interest Only                 4       $  191,035,000            14.7%          5.1107%        2.55x           51.4%
  117          -          250          3            4,843,094             0.4%          6.7560%        1.67            55.9%
  251          -          300         23           79,996,211             6.1%          6.1776%        1.51            70.3%
  301          -          355         30          496,460,217            38.2%          5.9347%        1.44            72.2%
  356          -          360         48          528,958,429            40.6%          5.5901%        1.53            70.9%

                                    ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              108       $1,301,292,951           100.0%          5.6916%        1.65x           68.4%
                                    =======================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS)  (2, 3):   360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS)  (2, 3):   117
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS)  (2, 3): 345

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                           WEIGHTED
                                    NUMBER OF                         PERCENTAGE OF        AVERAGE                     WEIGHTED
          RANGE OF                 UNDERLYING       CUT-OFF DATE         INITIAL           MORTGAGE      WEIGHTED       AVERAGE
       ORIGINAL TERMS               MORTGAGE         PRINCIPAL      LOAN GROUP NO. 1       INTEREST       AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)       LOANS          BALANCE (2)         BALANCE             RATE        U/W DSCR    LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------
     60       -        84               15         $  251,496,993          19.3%            5.2012%        1.64x          68.0%
     85       -       120               92          1,049,249,319          80.6%            5.8085%        1.65           68.5%
    121       -       180                1                546,639           0.0%            7.0400%        1.44           45.6%

                                 ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                108         $1,301,292,951         100.0%            5.6916%        1.65x          68.4%
                                 =============================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1): 109

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

              GROUP NO. 1 REMAINING TERMS TO STATED MATURITY (1, 2)

                                                                                          WEIGHTED
                                       NUMBER OF                      PERCENTAGE OF       AVERAGE                      WEIGHTED
              RANGE OF                UNDERLYING    CUT-OFF DATE          INITIAL         MORTGAGE      WEIGHTED        AVERAGE
          REMAINING TERMS              MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1     INTEREST       AVERAGE      CUT-OFF DATE
  TO STATED MATURITY (MONTHS) (1,2)      LOANS       BALANCE (2)          BALANCE           RATES       U/W DSCR     LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------
     52          -           84           15       $  251,496,993           19.3%          5.2012%        1.64x           68.0%
     85          -          117           65          634,725,550           48.8%          5.5631%        1.78            67.4%
    118          -          178           28          415,070,408           31.9%          6.1853%        1.45            70.2%

                                        --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  108       $1,301,292,951          100.0%          5.6916%        1.65x           68.4%
                                        ======================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):   178
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):    52
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2): 106

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                 GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                                           WEIGHTED
                                      NUMBER OF                       PERCENTAGE OF        AVERAGE                      WEIGHTED
                                     UNDERLYING      CUT-OFF DATE         INITIAL          MORTGAGE       WEIGHTED       AVERAGE
        RANGE OF CUT-OFF DATE         MORTGAGE        PRINCIPAL      LOAN GROUP NO. 1      INTEREST        AVERAGE     CUT-OFF DATE
       PRINCIPAL BALANCES (1)           LOANS        BALANCE (1)          BALANCE            RATE         U/W DSCR    LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
      $546,639    -        1,000,000       6      $    4,806,870            0.4%            5.9131%         1.40x          63.5%
     1,000,001    -        1,500,000       4           4,786,809            0.4%            6.1605%         1.41           66.3%
     1,500,001    -        2,000,000      13          23,475,687            1.8%            5.6924%         1.64           67.8%
     2,000,001    -        2,500,000       7          16,222,692            1.2%            5.5761%         1.60           66.9%
     2,500,001    -        3,000,000       8          21,908,710            1.7%            5.7001%         1.59           66.9%
     3,000,001    -        3,500,000      10          32,639,860            2.5%            5.9135%         1.67           68.4%
     3,500,001    -        4,000,000       3          11,791,185            0.9%            5.8601%         1.71           66.8%
     4,000,001    -        4,500,000       7          29,670,087            2.3%            5.9088%         1.56           70.6%
     4,500,001    -        5,000,000       3          14,352,461            1.1%            6.3546%         1.39           75.5%
     5,000,001    -        6,000,000       5          26,736,830            2.1%            5.7391%         1.46           74.4%
     6,000,001    -        7,000,000       5          32,445,616            2.5%            5.7534%         1.50           72.2%
     7,000,001    -        8,000,000       3          21,692,307            1.7%            5.4133%         1.46           74.7%
     8,000,001    -        9,000,000       1           8,799,205            0.7%            5.9800%         1.47           78.9%
     9,000,001    -       10,000,000       7          67,375,290            5.2%            5.9067%         1.44           76.2%
    10,000,001    -       12,500,000       1          12,000,000            0.9%            6.1900%         1.44           70.6%
    12,500,001    -       15,000,000       5          71,120,739            5.5%            5.9392%         1.49           73.4%
    15,000,001    -       20,000,000       5          80,728,099            6.2%            5.5421%         1.68           71.0%
    20,000,001    -       25,000,000       3          68,350,000            5.3%            5.6963%         1.40           73.8%
    25,000,001    -       35,000,000       2          60,850,000            4.7%            5.6359%         1.31           75.8%
    35,000,001    -       40,000,000       3         114,273,276            8.8%            5.9462%         1.34           77.3%
    40,000,001    -       50,000,000       2          92,701,787            7.1%            5.5131%         1.60           69.5%
    50,000,001            77,500,000       3         180,565,438           13.9%            5.1827%         1.63           69.2%
    77,500,001    -     $154,000,000       2         304,000,000           23.4%            5.7897%         2.06           56.1%

                                        ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  108      $1,301,292,951          100.0%            5.6916%         1.65x          68.4%
                                        =======================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE  (1): $154,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE  (1): $    546,639
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE  (1): $ 12,049,009

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                       GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                                         WEIGHTED
                                     NUMBER OF                       PERCENTAGE OF       AVERAGE                         WEIGHTED
                                    UNDERLYING      CUT-OFF DATE        INITIAL          MORTGAGE        WEIGHTED         AVERAGE
            RANGE OF                 MORTGAGE        PRINCIPAL      LOAN GROUP NO. 1     INTEREST        AVERAGE       CUT-OFF DATE
      MORTGAGE INTEREST RATES          LOANS        BALANCE (1)         BALANCE            RATE          U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
     4.6500%     -     5.0000%            7      $  102,414,086            7.9%           4.8823%          2.02x            58.1%
     5.0001%     -     5.5000%           26         432,714,479           33.3%           5.2394%          1.90             63.7%
     5.5001%     -     5.7500%           12         190,240,710           14.6%           5.5997%          1.47             75.4%
     5.7501%     -     6.0000%           28         214,955,936           16.5%           5.9066%          1.45             74.0%
     6.0001%     -     6.2500%           22         121,054,209            9.3%           6.1293%          1.43             74.0%
     6.2501%     -     6.5000%            7         177,289,396           13.6%           6.4484%          1.47             65.3%
     6.5001%     -     6.7500%            3          53,595,152            4.1%           6.6282%          1.35             76.6%
     6.7501%     -     7.2000%            3           9,028,984            0.7%           7.0797%          1.61             66.9%

                                      ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 108      $1,301,292,951          100.0%           5.6916%          1.65x            68.4%
                                      ==========================================================================================

MAXIMUM MORTGAGE INTEREST RATE:   7.2000%
MINIMUM MORTGAGE INTEREST RATE:   4.6500%
WTD. AVG. MORTGAGE INTEREST RATE: 5.6916%

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

              GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                       WEIGHTED
                                NUMBER OF                         PERCENTAGE OF         AVERAGE                       WEIGHTED
                               UNDERLYING       CUT-OFF DATE         INITIAL           MORTGAGE       WEIGHTED         AVERAGE
          RANGE OF              MORTGAGE          PRINCIPAL      LOAN GROUP NO. 1      INTEREST        AVERAGE      CUT-OFF DATE
          U/W DSCRS               LOANS          BALANCE (1)         BALANCE             RATE         U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
     1.26x    -     1.30            9          $   98,658,979           7.6%            5.8713%          1.28x           75.1%
     1.31     -     1.35           10             154,375,565          11.9%            5.8260%          1.32            77.4%
     1.36     -     1.40           18             179,184,776          13.8%            5.6059%          1.39            75.6%
     1.41     -     1.45           12              79,103,484           6.1%            5.7494%          1.44            74.0%
     1.46     -     1.50           14             260,920,037          20.1%            6.2379%          1.47            68.7%
     1.51     -     1.55            9             121,105,235           9.3%            5.6905%          1.53            75.0%
     1.56     -     1.75           18             123,052,984           9.5%            5.5617%          1.65            68.4%
     1.76     -     2.00           11              51,024,386           3.9%            5.5610%          1.87            64.1%
     2.01     -     2.64x           7             233,867,505          18.0%            5.0612%          2.48            49.5%

                                 --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           108          $1,301,292,951         100.0%            5.6916%          1.65x           68.4%
                                 ============================================================================================

MAXIMUM U/W DSCR:   2.64x
MINIMUM U/W DSCR:   1.26x
WTD. AVG. U/W DSCR: 1.65x

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                                          WEIGHTED
                                     NUMBER OF                        PERCENTAGE OF        AVERAGE                   WEIGHTED
                                     UNDERLYING     CUT-OFF DATE         INITIAL          MORTGAGE     WEIGHTED       AVERAGE
      RANGE OF CUT-OFF DATE           MORTGAGE        PRINCIPAL      LOAN GROUP NO. 1     INTEREST     AVERAGE     CUT-OFF DATE
     LOAN-TO-VALUE RATIOS (1)          LOANS         BALANCE (1)         BALANCE            RATE        U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
     35.2%        -      40.0%            2        $    3,490,746           0.3%           5.6027%       1.72x         36.0%
     40.1%        -      50.0%            5           213,949,628          16.4%           5.0614%       2.49          48.2%
     50.1%        -      60.0%            8            18,958,897           1.5%           5.6568%       1.88          57.1%
     60.1%        -      65.0%           10           244,979,303          18.8%           6.0899%       1.59          64.1%
     65.1%        -      70.0%           17           101,421,262           7.8%           5.6704%       1.60          68.7%
     70.1%        -      72.5%           10            57,287,343           4.4%           6.0541%       1.49          71.0%
     72.6%        -      75.0%           27           211,739,114          16.3%           5.8838%       1.43          74.3%
     75.1%        -      76.0%            4            93,070,611           7.2%           5.6167%       1.31          75.8%
     76.1%        -      77.5%            4            86,160,226           6.6%           5.2817%       1.39          76.4%
     77.6%        -      79.0%            8            97,663,328           7.5%           5.6297%       1.45          78.4%
     79.1%        -      80.0%           13           172,572,493          13.3%           5.8496%       1.41          79.6%

                                     --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 108        $1,301,292,951         100.0%           5.6916%       1.65x         68.4%
                                     ======================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):   80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):   35.2%
WTD. AVG. CUT-OFF DATE LTV RATIO (1): 68.4%

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

     GROUP NO. 1 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                        WEIGHTED
                              NUMBER OF                              PERCENTAGE OF      AVERAGE                     WEIGHTED
                              MORTGAGED          CUT-OFF DATE           INITIAL         MORTGAGE      WEIGHTED       AVERAGE
                                 REAL             PRINCIPAL         LOAN GROUP NO. 1    INTEREST       AVERAGE     CUT-OFF DATE
OWNERSHIP INTEREST            PROPERTIES         BALANCE (1)            BALANCE           RATES       U/W DSCR     LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
Fee                               117         $ 1,181,499,221            90.8%           5.7339%        1.63x         68.8%
Leasehold                           2              68,593,730             5.3%           5.0973%        1.96          52.7%
Fee/Leasehold                       1              51,200,000             3.9%           5.5125%        1.52          80.0%

                                 -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           120         $ 1,301,292,951           100.0%           5.6916%        1.65x         68.4%
                                 =========================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                     GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                                           WEIGHTED
                                     NUMBER OF                          PERCENTAGE OF      AVERAGE                       WEIGHTED
                                     MORTGAGED      CUT-OFF DATE           INITIAL         MORTGAGE       WEIGHTED       AVERAGE
            RANGE OF YEARS             REAL           PRINCIPAL       LOAN GROUP NO. 1     INTEREST       AVERAGE      CUT-OFF DATE
          BUILT/RENOVATED (1)       PROPERTIES       BALANCE (2)           BALANCE           RATE         U/W DSCR    LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------
     1972         -         1997        38         $  237,534,013           18.3%           5.6368%          1.45x         74.0%
     1998         -         2000        22            228,241,142           17.5%           5.5312%          1.56          73.6%
     2001         -         2004        60            835,517,796           64.2%           5.7510%          1.73          65.4%

                                    -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                120         $1,301,292,951          100.0%           5.6916%          1.65x         68.4%
                                    ===========================================================================================

MOST RECENT YEAR BUILT/RENOVATED: 2004
OLDEST YEAR BUILT/RENOVATED       1972
WTD. AVG. YEAR BUILT/RENOVATED:   2000

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING (1)

                                                                                          WEIGHTED
                                       NUMBER OF                      PERCENTAGE OF        AVERAGE                    WEIGHTED
                                       MORTGAGED      CUT-OFF DATE        INITIAL         MORTGAGE     WEIGHTED        AVERAGE
              RANGE OF                   REAL           PRINCIPAL    LOAN GROUP NO. 1     INTEREST     AVERAGE      CUT-OFF DATE
      OCCUPANCY RATES AT U/W (1)      PROPERTIES       BALANCE (2)        BALANCE           RATE       U/W DSCR     LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
      63%         -          85%          14         $  211,183,338        16.2%           6.2701%        1.46x          67.3%
      86%         -          90%          14            167,038,721        12.8%           5.4366%        1.75           62.4%
      91%         -          93%          18            130,631,307        10.0%           5.9195%        1.45           73.8%
      94%         -          95%          10            198,095,634        15.2%           5.2559%        2.39           53.7%
      96%         -          97%          10            160,090,857        12.3%           5.8169%        1.41           78.1%
      98%         -         100%          50            407,031,009        31.3%           5.5138%        1.49           73.1%

                                       --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  116         $1,274,070,866        97.9%           5.6686%        1.65x          68.4%
                                       ======================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):   100%
MINIMUM OCCUPANCY RATE AT U/W (1):    63%
WTD. AVG. OCCUPANCY RATE AT U/W (1):  93%

(1)   DOES NOT INCLUDE HOSPITALITY PROPERTIES.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                         GROUP NO. 1 PREPAYMENT OPTION

                                                                                                              WEIGHTED
                                                                               WEIGHTED        WEIGHTED        AVERAGE      WEIGHTED
                                                                                AVERAGE         AVERAGE       REMAINING     AVERAGE
                                                            PERCENTAGE OF      REMAINING       REMAINING     LOCKOUT PLUS  REMAINING
                               NUMBER OF   CUT-OFF DATE        INITIAL          LOCKOUT         LOCKOUT        YM PLUS      MATURITY
                               MORTGAGE      PRINCIPAL     LOAN GROUP NO. 1     PERIOD      PLUS YM PERIOD  PREMIUM PERIOD  (MONTHS)
PREPAYMENT OPTION                LOANS      BALANCE (1)        BALANCE       (MONTHS) (1)    (MONTHS) (1)    (MONTHS) (1)    (1,2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance             100       $1,271,866,676       97.7%            102             102               102         106
Lockout / Yield Maintenance        8           29,426,274        2.3%             48             115               115         121

                                --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          108       $1,301,292,951      100.0%            100             102               102         106
                                ==================================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE

                                                                                       WEIGHTED
                              NUMBER OF                         PERCENTAGE OF          AVERAGE                        WEIGHTED
                              MORTGAGED          CUT-OFF DATE      INITIAL             MORTGAGE       WEIGHTED         AVERAGE
                                 REAL             PRINCIPAL    LOAN GROUP NO. 2        INTEREST       AVERAGE       CUT-OFF DATE
STATE                         PROPERTIES         BALANCE (1)       BALANCE               RATE         U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
Texas                            20             $ 89,350,377         26.4%              5.7307%         1.40x           76.4%
Georgia                           4               50,949,392         15.1%              5.0229%         1.52            73.5%
Virginia                          4               44,265,884         13.1%              5.0504%         1.72            78.0%
Florida                           4               24,506,282          7.2%              5.9655%         1.44            74.3%
Pennsylvania                      4               23,153,120          6.8%              5.0883%         1.95            68.7%
Maryland                          1               18,439,121          5.5%              5.0700%         1.26            75.6%
Ohio                              5               18,085,702          5.3%              5.4619%         1.47            75.7%
Illinois                          3               17,219,939          5.1%              5.7702%         1.51            79.0%
District of Columbia              1               10,224,269          3.0%              5.4700%         1.39            72.5%
Washington                        4                8,955,442          2.6%              5.6000%         1.70            78.3%
North Carolina                    1                7,158,272          2.1%              4.8700%         1.37            77.0%
New York                          3                4,244,044          1.3%              6.4544%         1.41            65.3%
California                        3                3,564,414          1.1%              6.1268%         1.42            59.6%
  Southern California (2)         3                3,564,414          1.1%              6.1268%         1.42            59.6%
Oklahoma                          2                3,106,611          0.9%              6.0868%         1.24            76.8%
Missouri                          2                2,922,943          0.9%              5.6678%         1.35            78.2%
Arizona                           2                2,814,896          0.8%              5.7334%         1.28            73.6%
Connecticut                       2                2,616,628          0.8%              6.1852%         1.62            78.7%
Tennessee                         1                2,292,047          0.7%              4.8400%         1.47            77.7%
New Hampshire                     3                1,988,885          0.6%              5.9200%         1.32            71.3%
Indiana                           1                1,493,215          0.4%              6.0000%         1.89            54.3%
Iowa                              1                  793,050          0.2%              5.8200%         1.55            75.5%

                                --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          71            $ 338,144,534        100.0%              5.4461%         1.51x           75.1%
                                ============================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600. LOAN GROUP NO. 2 DOES NOT INCLUDE ANY PROPERTIES IN NORTHERN CALIFORNIA.

             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                          WEIGHTED
                      NUMBER OF                         PERCENTAGE OF      AVERAGE                       WEIGHTED
                      MORTGAGED        CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED         AVERAGE
                        REAL            PRINCIPAL     LOAN GROUP NO. 2    INTEREST       AVERAGE       CUT-OFF DATE
PROPERTY TYPE        PROPERTIES        BALANCE (1)         BALANCE          RATE         U/W DSCR      LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------
Multifamily             71            $ 338,144,534        100.0%          5.4461%         1.51x           75.1%

                      -----------------------------------------------------------------------------------------
                        71            $ 338,144,534        100.0%          5.4461%         1.51x           75.1%
                      =========================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                          WEIGHTED
                                        NUMBER OF                     PERCENTAGE OF        AVERAGE                      WEIGHTED
                                        MORTGAGED    CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED       AVERAGE
                 PROPERTY                 REAL         PRINCIPAL     LOAN GROUP NO. 2     INTEREST       AVERAGE      CUT-OFF DATE
PROPERTY TYPE    SUB-TYPE              PROPERTIES     BALANCE (1)        BALANCE            RATE         U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily
              Conventional                69         $ 335,189,885         99.1%           5.4413%         1.51x          75.1%
              Manufactured Housing         2             2,954,649          0.9%           5.9863%         1.50           70.0%

                                        --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   71         $ 338,144,534        100.0%           5.4461%         1.51x          75.1%
                                        ======================================================================================

(1)   Based on a Cut-off Date in August 2004.

               GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                                 WEIGHTED
                                 NUMBER OF                     PERCENTAGE OF      AVERAGE                WEIGHTED       WEIGHTED
                                UNDERLYING     CUT-OFF DATE      INITIAL         MORTGAGE    WEIGHTED     AVERAGE        AVERAGE
                                 MORTGAGE        PRINCIPAL   LOAN GROUP NO. 2    INTEREST    AVERAGE    CUT-OFF DATE    REMAINING
LOAN TYPE                          LOANS        BALANCE (1)       BALANCE          RATE      U/W DSCR   LTV RATIO (1)  IO PERIOD (1)
----------------------------------------------------------------------------------------------------------------------------------
Balloons without IO Term            57         $241,464,460        71.4%          5.6321%      1.48x        73.9%          N/A
Balloons with Partial IO Term        5           42,100,000        12.5%          5.4192%      1.31         77.7%           21
Interest Only Balloon Loans          2           45,750,000        13.5%          4.6290%      1.82         78.1%           56
Interest Only ARD Loans              1            8,000,000         2.4%          4.5200%      1.86         79.2%           58
Fully Amortizing                     1              830,074         0.2%          6.6500%      1.35         73.8%          N/A

                                 ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             66         $338,144,534       100.0%          5.4461%      1.51x        75.1%          N/A
                                 =============================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                   GROUP NO. 2 ORIGINAL AMORTIZATION TERMS (1)

                                                                                        WEIGHTED
                                     NUMBER OF                     PERCENTAGE OF         AVERAGE                      WEIGHTED
           RANGE OF                 UNDERLYING     CUT-OFF DATE       INITIAL           MORTGAGE      WEIGHTED         AVERAGE
     ORIGINAL AMORTIZATION           MORTGAGE        PRINCIPAL    LOAN GROUP NO. 2      INTEREST       AVERAGE      CUT-OFF DATE
       TERMS (MONTHS) (1)             LOANS         BALANCE (2)       BALANCE             RATE        U/W DSCR      LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
         Interest Only                  3         $  53,750,000        15.9%             4.6127%        1.82x          78.3%
    240        -        300            21            32,728,473         9.7%             6.0146%        1.39           72.8%
    301        -        360            42           251,666,061        74.4%             5.5501%        1.46           74.7%

                                    ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                66         $ 338,144,534       100.0%             5.4461%        1.51x          75.1%
                                    =======================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):   360
MINIMUM ORIGINAL AMOARTIZATION TERM (MONTHS) (3):  240
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3): 352

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                 GROUP NO. 2 REMAINING AMORTIZATION TERMS (1, 2)

                                                                                          WEIGHTED
                                      NUMBER OF                      PERCENTAGE OF        AVERAGE                      WEIGHTED
               RANGE OF              UNDERLYING    CUT-OFF DATE         INITIAL           MORTGAGE        WEIGHTED     AVERAGE
        REMAINING AMORTIZATION        MORTGAGE       PRINCIPAL      LOAN GROUP NO. 2      INTEREST        AVERAGE    CUT-OFF DATE
         TERMS (MONTHS) (1, 2)          LOANS       BALANCE (2)         BALANCE             RATES         U/W DSCR   LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------
             Interest Only                3        $  53,750,000          15.9%            4.6127%          1.82x        78.3%
      233          -          250         2            2,554,104           0.8%            6.2247%          1.32         71.5%
      251          -          300        19           30,174,369           8.9%            5.9968%          1.39         73.0%
      301          -          355        17           91,506,516          27.1%            5.5923%          1.49         74.6%
      356          -          360        25          160,159,545          47.4%            5.5260%          1.44         74.7%

                                    -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  66        $ 338,144,534         100.0%            5.4461%          1.51x        75.1%
                                    =========================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):   360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):   233
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 3): 348

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

               GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                                WEIGHTED
                                            NUMBER OF                       PERCENTAGE OF        AVERAGE                WEIGHTED
             RANGE OF                      UNDERLYING     CUT-OFF DATE         INITIAL          MORTGAGE    WEIGHTED     AVERAGE
          ORIGINAL TERMS                    MORTGAGE        PRINCIPAL      LOAN GROUP NO. 2     INTEREST     AVERAGE   CUT-OFF DATE
   TO STATED MATURITY (MONTHS) (1)           LOANS         BALANCE (2)         BALANCE            RATE      U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
      60        -         84                   13        $  86,737,291          25.7%            4.9936%       1.73x       77.6%
      85        -        120                   51          247,282,682          73.1%            5.5880%       1.44        74.5%
     121        -        240                    2            4,124,561           1.2%            6.4503%       1.30        56.5%

                                       ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        66        $ 338,144,534         100.0%           5.4461%        1.51x       75.1%
                                       ========================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1): 106

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

             GROUP NO. 2 REMAINING TERMS TO STATED MATURITY (1, 2)

                                                                                         WEIGHTED
                                          NUMBER OF                    PERCENTAGE OF     AVERAGE                   WEIGHTED
            RANGE OF                     UNDERLYING   CUT-OFF DATE        INITIAL        MORTGAGE     WEIGHTED      AVERAGE
         REMAINING TERMS                  MORTGAGE      PRINCIPAL     LOAN GROUP NO. 2   INTEREST     AVERAGE    CUT-OFF DATE
 TO STATED MATURITY (MONTHS) (1,2)          LOANS      BALANCE (2)        BALANCE          RATES      U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------
    51          -           84               13       $  86,737,291        25.7%          4.9936%       1.73x        77.6%
    85          -          117               36         166,477,806        49.2%          5.4882%       1.43         74.4%
   118          -          234               17          84,929,437        25.1%          5.8256%       1.45         73.9%

                                        ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      66       $ 338,144,534       100.0%          5.4461%       1.51x        75.1%
                                        =================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):   234
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):    51
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2): 102

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                 GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                                          WEIGHTED
                                         NUMBER OF                     PERCENTAGE OF      AVERAGE                     WEIGHTED
                                        UNDERLYING     CUT-OFF DATE       INITIAL         MORTGAGE      WEIGHTED      AVERAGE
      RANGE OF CUT-OFF DATE              MORTGAGE        PRINCIPAL    LOAN GROUP NO. 2    INTEREST      AVERAGE     CUT-OFF DATE
      PRINCIPAL BALANCES (1)               LOANS        BALANCE (1)       BALANCE           RATE        U/W DSCR    LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
    $747,856     -           750,000         1        $     747,856         0.2%           5.7000%         1.27x        75.5%
     750,001     -         1,000,000         6            5,080,826         1.5%           6.1952%         1.44         73.7%
   1,000,001     -         1,250,000         4            4,348,847         1.3%           6.3647%         1.38         73.3%
   1,250,001     -         1,500,000         3            4,280,088         1.3%           6.0386%         1.72         70.4%
   1,500,001     -         2,000,000        11           19,753,265         5.8%           5.8650%         1.40         71.5%
   2,000,001     -         2,500,000         5           11,259,884         3.3%           5.8045%         1.41         73.3%
   2,500,001     -         3,000,000         2            5,636,831         1.7%           5.9356%         2.48         52.7%
   3,000,001     -         3,500,000         6           19,869,560         5.9%           5.7891%         1.48         72.6%
   3,500,001     -         4,000,000         3           11,472,863         3.4%           5.5089%         1.60         74.5%
   4,000,001     -         5,000,000         3           14,511,450         4.3%           5.6715%         1.83         64.9%
   5,000,001     -         6,000,000         3           15,862,423         4.7%           5.4887%         1.38         78.1%
   6,000,001     -         7,000,000         1            6,744,315         2.0%           5.7700%         1.29         79.8%
   7,000,001     -         8,000,000         4           29,742,964         8.8%           4.9195%         1.59         79.0%
   8,000,001     -         9,000,000         5           43,095,692        12.7%           5.6774%         1.42         76.8%
   9,000,001     -        10,000,000         1            9,187,102         2.7%           5.8400%         1.58         74.1%
  10,000,001     -        12,500,000         2           20,980,816         6.2%           5.5315%         1.51         75.9%
  12,500,001     -        15,000,000         2           26,639,729         7.9%           5.8931%         1.26         77.9%
  15,000,001     -        20,000,000         2           36,189,121        10.7%           4.8297%         1.50         76.2%
  20,000,001     -        25,000,000         1           24,740,904         7.3%           5.1800%         1.31         73.1%
  25,000,001     -       $28,000,000         1           28,000,000         8.3%           4.6600%         1.86         78.9%

                                      --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     66        $ 338,144,534       100.0%          5.4461%         1.51x         75.1%
                                      ======================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1): $28,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1): $   747,856
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1): $ 5,123,402

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                       GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                                       WEIGHTED
                                   NUMBER OF                        PERCENTAGE OF      AVERAGE                      WEIGHTED
                                  UNDERLYING       CUT-OFF DATE        INITIAL         MORTGAGE      WEIGHTED       AVERAGE
         RANGE OF                  MORTGAGE         PRINCIPAL      LOAN GROUP NO. 2    INTEREST      AVERAGE      CUT-OFF DATE
  MORTGAGE INTEREST RATES           LOANS          BALANCE (1)         BALANCE           RATE       U/W DSCR      LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------
 4.5200%     -     5.0000%            5           $  63,200,319          18.7%          4.6501%         1.76x         78.1%
 5.0001%     -     5.5000%           13             101,424,627          30.0%          5.2125%         1.40          75.4%
 5.5001%     -     5.7500%           13              63,043,173          18.6%          5.6332%         1.67          73.0%
 5.7501%     -     6.0000%           15              64,213,418          19.0%          5.8461%         1.40          74.9%
 6.0001%     -     6.2500%           11              32,195,815           9.5%          6.1318%         1.32          76.3%
 6.2501%     -     6.5000%            5               8,833,072           2.6%          6.3663%         1.43          66.3%
 6.5001%     -     6.7500%            4               5,234,110           1.5%          6.6504%         1.42          66.6%

                               -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              66           $ 338,144,534         100.0%          5.4461%         1.51x         75.1%
                               ===========================================================================================

MAXIMUM MORTGAGE INTEREST RATE:   6.7500%
MINIMUM MORTGAGE INTEREST RATE:   4.5200%
WTD. AVG. MORTGAGE INTEREST RATE: 5.4461%

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

             GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                          WEIGHTED
                                    NUMBER OF                          PERCENTAGE OF       AVERAGE                       WEIGHTED
                                    UNDERLYING     CUT-OFF DATE           INITIAL         MORTGAGE       WEIGHTED        AVERAGE
             RANGE OF                MORTGAGE        PRINCIPAL       LOAN GROUP NO. 2     INTEREST        AVERAGE      CUT-OFF DATE
             U/W DSCRS                LOANS         BALANCE (1)           BALANCE           RATE         U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
     1.20x       -       1.22           2         $   1,960,726             0.6%           6.0500%         1.21x          77.0%
     1.23        -       1.25           3            17,922,973             5.3%           5.6514%         1.23           78.5%
     1.26        -       1.30          12            71,584,654            21.2%           5.7646%         1.28           75.5%
     1.31        -       1.35          10            59,936,856            17.7%           5.3745%         1.32           75.5%
     1.36        -       1.40           7            23,827,286             7.0%           5.4406%         1.38           75.1%
     1.41        -       1.45           3             4,385,493             1.3%           5.9055%         1.42           62.6%
     1.46        -       1.50           5            18,220,107             5.4%           5.7598%         1.49           74.0%
     1.51        -       1.70          12            59,267,491            17.5%           5.5925%         1.62           74.8%
     1.71        -       1.90           9            71,811,468            21.2%           4.8447%         1.82           77.5%
     1.91        -       3.03           2             6,280,096             1.9%           5.8691%         2.08           60.7%
     3.04        -      3.54x           1             2,947,385             0.9%           5.7400%         3.54           33.5%

                                    ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                66         $ 338,144,534           100.0%           5.4461%         1.51x          75.1%
                                    ==========================================================================================

MAXIMUM U/W DSCR:   3.54X
MINIMUM U/W DSCR:   1.20X
WTD. AVG. U/W DSCR: 1.51X

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

               GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                                       WEIGHTED
                                  NUMBER OF                      PERCENTAGE OF         AVERAGE                        WEIGHTED
                                  UNDERLYING    CUT-OFF DATE        INITIAL            MORTGAGE        WEIGHTED       AVERAGE
      RANGE OF CUT-OFF DATE        MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2       INTEREST        AVERAGE      CUT-OFF DATE
     LOAN-TO-VALUE RATIOS (1)       LOANS        BALANCE (1)        BALANCE              RATE          U/W DSCR     LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
    33.5%      -      40.0%            1     $   2,947,385             0.9%             5.7400%          3.54x          33.5%
    40.1%      -      70.0%           10        26,224,225             7.8%             5.9788%          1.63           59.2%
    70.1%      -      72.5%            5        18,810,817             5.6%             5.6990%          1.44           71.8%
    72.6%      -      75.0%           10        58,552,604            17.3%             5.5343%          1.41           73.7%
    75.1%      -      76.5%            8        55,266,624            16.3%             5.5166%          1.31           75.7%
    76.6%      -      78.0%           10        44,550,860            13.2%             5.0893%          1.59           77.1%
    78.1%      -      79.0%            9        52,719,974            15.6%             5.1952%          1.70           78.7%
    79.1%      -      80.0%           12        70,903,948            21.0%             5.3967%          1.48           79.5%
    80.1%      -      80.9%            1         8,168,099             2.4%             5.9300%          1.27           80.9%

                                    ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               66     $ 338,144,534           100.0%             5.4461%          1.51x          75.1%
                                    ========================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):   80.9%
MINIMUM CUT-OFF DATE LTV RATIO (1):   33.5%
WTD. AVG. CUT-OFF DATE LTV RATIO (1): 75.1%

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

     GROUP NO. 2 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                    WEIGHTED
                              NUMBER OF                        PERCENTAGE OF         AVERAGE                    WEIGHTED
                              MORTGAGED        CUT-OFF DATE       INITIAL           MORTGAGE      WEIGHTED       AVERAGE
                                 REAL           PRINCIPAL     LOAN GROUP NO. 2      INTEREST      AVERAGE     CUT-OFF DATE
OWNERSHIP INTEREST            PROPERTIES       BALANCE (1)        BALANCE             RATES       U/W DSCR    LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------
Fee                              69           $ 319,920,265        94.6%             5.4684%       1.51x          75.1%
Leasehold                         1              10,224,269         3.0%             5.4700%       1.39           72.5%
Fee/Leasehold                     1               8,000,000         2.4%             4.5200%       1.86           79.2%

                              ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          71           $ 338,144,534       100.0%             5.4461%       1.51x          75.1%
                              ========================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                    GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                                            WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF       AVERAGE                     WEIGHTED
                                        MORTGAGED        CUT-OFF DATE       INITIAL         MORTGAGE       WEIGHTED       AVERAGE
            RANGE OF YEARS                REAL            PRINCIPAL     LOAN GROUP NO. 2    INTEREST       AVERAGE     CUT-OFF DATE
         BUILT/RENOVATED (1)           PROPERTIES        BALANCE (2)        BALANCE           RATE         U/W DSCR    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
     1970         -         1997           24          $  84,732,239         25.1%          5.6727%          1.46x         74.8%
     1998         -         2001           26            159,278,452         47.1%          5.3073%          1.54          75.2%
     2002         -         2003           21             94,133,843         27.8%          5.4769%          1.50          75.1%

                                        ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    71          $ 338,144,534        100.0%          5.4461%          1.51x         75.1%
                                        =======================================================================================

MOST RECENT YEAR BUILT/RENOVATED: 2003
OLDEST YEAR BUILT/RENOVATED       1970
WTD. AVG. YEAR BUILT/RENOVATED:   1997

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                  GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                                            WEIGHTED
                                     NUMBER OF                           PERCENTAGE OF       AVERAGE                    WEIGHTED
                                     MORTGAGED        CUT-OFF DATE         INITIAL          MORTGAGE      WEIGHTED      AVERAGE
              RANGE OF                 REAL             PRINCIPAL      LOAN GROUP NO. 2     INTEREST      AVERAGE    CUT-OFF DATE
       OCCUPANCY RATES AT U/W       PROPERTIES         BALANCE (1)         BALANCE            RATE        U/W DSCR     LTV RATIO
---------------------------------------------------------------------------------------------------------------------------------
      82%         -         88%          5           $  21,263,301            6.3%          5.8587%         1.43x        74.5%
      89%         -         92%         13              62,421,392           18.5%          5.2529%         1.52         74.1%
      93%         -         94%         12              85,405,058           25.3%          5.4683%         1.42         74.3%
      95%         -         96%         15              85,093,854           25.2%          5.2375%         1.64         77.9%
      97%         -         98%          9              26,532,395            7.8%          5.6822%         1.52         71.5%
      99%         -         100%        17              57,428,534           17.0%          5.6700%         1.47         75.0%

                                   ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 71           $ 338,144,534          100.0%          5.4461%         1.51x        75.1%
                                   ==========================================================================================

MAXIMUM OCCUPANCY RATE AT U/W:   100%
MINIMUM OCCUPANCY RATE AT U/W:    82%
WTD. AVG. OCCUPANCY RATE AT U/W:  94%

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

                         GROUP NO. 2 PREPAYMENT OPTION

                                                                                                              WEIGHTED
                                                                              WEIGHTED        WEIGHTED         AVERAGE     WEIGHTED
                                                                              AVERAGE          AVERAGE        REMAINING     AVERAGE
                                                            PERCENTAGE OF    REMAINING        REMAINING     LOCKOUT PLUS   REMAINING
                               NUMBER OF   CUT-OFF DATE        INITIAL        LOCKOUT          LOCKOUT         YM PLUS     MATURITY
                               MORTGAGE      PRINCIPAL    LOAN GROUP NO. 2     PERIOD      PLUS YM PERIOD  PREMIUM PERIOD  (MONTHS)
Prepayment Option                LOANS      BALANCE (1)        BALANCE      (MONTHS) (1)    (MONTHS) (1)    (MONTHS) (1)    (1,2)
-----------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance              54      $ 285,854,800        84.5%             95              95               95         100
Lockout / Yield Maintenance       11         47,106,112        13.9%             34             111              111         115
Lockout / Defeasance / Static      1          5,183,622         1.5%            101             101              113         117

                               -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           66      $ 338,144,534       100.0%             87             98               98          102
                               =================================================================================================

(1)   BASED ON A CUT-OFF DATE IN AUGUST 2004.

(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

2. PACIFIC DESIGN CENTER - West Hollywood, CA

                                [PHOTO OMITTED]

3. 160 WEST 24th STREET - New York, NY

                                [PHOTO OMITTED]

4. MIZNER PARK - Boca Raton, FL

                                [PHOTO OMITTED]

10. VILLAGE DEL AMO - Torrence, CA

                                [PHOTO OMITTED]

8H. STARCREST SELF STORAGE - San Antonio, TX

                                [PHOTO OMITTED]

6. CENTERPOINTE MALL - Grand Rapids, MI

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

9. 615 CHESTNUT STREET - Philadelphia, PA

                                [PHOTO OMITTED]

1. ONE PARK AVENUE - New York, NY

                                [PHOTO OMITTED]

5. CENTRO GRAN CARIBE - Vega Alta, PR

                                [PHOTO OMITTED]

7A. DIXIE MANOR - Louisville, KY

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

                                                         PERCENTAGE
                                             CUT-OFF     OF INITIAL                                                       CUT-OFF
                                               DATE       MORTGAGE                                 MORTGAGE                 DATE
                              PROPERTY       PRINCIPAL      POOL                      LOAN PER     INTEREST      U/W         LTV
 #  LOAN NAME                   TYPE        BALANCE (1)    BALANCE     SF/UNITS      SF/UNITS(1)     RATE        DSCR     RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
 1  One Park Avenue            Office     $154,000,000(2)    9.4%       926,453      $    166(2)    5.1359%(2)  2.64x(2)    48.1%(2)
------------------------------------------------------------------------------------------------------------------------------------
 2  Pacific Design Center      Office     $150,000,000       9.1%       961,814      $    156       6.4610%     1.47x       64.4%
------------------------------------------------------------------------------------------------------------------------------------
 3  160 West 24th Street      Mixed Use   $ 76,255,309       4.7%           204(3)   $373,801       5.2000%     1.39x       76.3%
------------------------------------------------------------------------------------------------------------------------------------
 4  Mizner Park               Mixed Use   $ 53,110,129(4)    3.2%       504,463      $    105(4)    4.8400%     2.09x(4)    48.5%(4)
------------------------------------------------------------------------------------------------------------------------------------
 5  Centro Gran Caribe         Retail     $ 51,200,000       3.1%       387,437      $    132       5.5125%     1.52x       80.0%
------------------------------------------------------------------------------------------------------------------------------------
 6  Centerpointe Mall          Retail     $ 47,301,787       2.9%       774,137      $     61       5.4200%     1.71x       64.8%
------------------------------------------------------------------------------------------------------------------------------------
 7  BC Wood Portfolio          Retail     $ 45,400,000       2.8%       892,838      $     51       5.6100%     1.49x       74.4%
------------------------------------------------------------------------------------------------------------------------------------
 8  Private Mini Storage
    Portfolio               Self Storage  $ 40,000,000       2.4%       655,633      $     61       5.9300%     1.40x       74.4%
------------------------------------------------------------------------------------------------------------------------------------
 9  615 Chestnut Street        Office     $ 37,973,276       2.3%       375,369      $    101       6.6000%     1.31x       79.1%
------------------------------------------------------------------------------------------------------------------------------------
10  Village Del Amo            Retail     $ 36,300,000       2.2%       179,368      $    202       5.2800%     1.31x       78.5%
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL / WTD. AVG.                  $691,540,501      42.2%         N/A           N/A         5.6200%     1.77x       64.8%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Based on an August 2004 Cut-off Date.

(2) The One Park Avenue Total Loan has an original mortgage loan balance of $238,500,000. The One Park Avenue Total Loan is comprised of an A-Note for $154,000,000, a subordinate B-Note for $20,000,000, a subordinate C-Note for $36,000,000, and a subordinate D-Note for $28,500,000. Only the A Note will be included in the trust fund. All calculations are based on the A-Note only.

(3) The 160 West 24th Street Mortgage Loan is secured by 204 multifamily units and 15,062 SF of retail space.

(4) The Mizner Park Mortgage Total Loan has an original mortgage loan balance of $62,000,000. The Mizner Park Mortgage Total Loan is comprised of an A-Note for $53,168,778, and a subordinate B-Note for $8,831,222. Only the A Note will be included in the trust fund. All calculations are based on the A-Note only.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                 ONE PARK AVENUE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):     $154,000,000

FIRST PAYMENT DATE:                     June 11, 2004

MORTGAGE INTEREST RATE:                 5.1359% per annum

AMORTIZATION TERM:                      Interest Only

ANTICIPATED REPAYMENT DATE:             May 11, 2014

MATURITY DATE:                          May 11, 2034

MATURITY/ARD BALANCE (2):               $154,000,000

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance: 115
(PAYMENTS)                              Open: 5

LOAN PER SF (1):                        $166

UPFRONT RESERVES:                       TI/LC (3)                  $6,000,000

                                        Engineering Reserve        $140,000

                                        Environmental Reserve      $9,750

ONGOING RESERVES:                       Tax and Insurance Reserve  Yes

                                        Replacement Reserve        $15,441/mo

                                        TI/LC Reserve (4)          $77,204/mo

                                        Segal TI/LC Reserve (5)

LOCKBOX:                                Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      CBD

LOCATION:                               New York, New York

YEAR BUILT/RENOVATED:                   1922 / 2004

SQUARE FEET:                            926,453

TOTAL OCCUPANCY AT U/W (6):             94%

OWNERSHIP INTEREST:                     Fee

                                                    % OF TOTAL          LEASE
    MAJOR TENANTS:                    NRSF             NRSF          EXPIRATION
    --------------                    ----             ----          ----------
    Segal Company                     157,947          17.0%         12/31/2009
    New York University               141,231          15.2%          9/30/2013
    Coty                              100,629          10.9%          6/30/2015
    CHF Industries, Inc.              100,000          10.8%          1/31/2005
    Advanstar Communications, Inc.     85,284           9.2%          4/30/2010

PROPERTY MANAGEMENT:                   S.L. Green Management Corp.

U/W NET CASH FLOW:                     $21,177,179

U/W DSCR (1):                          2.64x

APPRAISED VALUE:                       $320,000,000

CUT-OFF DATE LTV RATIO (1):            48.1%

MATURITY/ARD LTV RATIO (1):            48.1%

(1) Based on an August 2004 Cut-off Date. The One Park Avenue Total Loan has an original mortgage loan balance of $238,500,000. The One Park Avenue Total Loan is comprised of an A-Note for $154,000,000, a subordinate B-Note for $20,000,000, a subordinate C-Note for $36,000,000 and a subordinate D-Note for $28,500,000. Only the A Note will be included in the trust fund. All calculations are based on the A-Note only.

(2)   The One Park Ave Total Loan maturity balance is $238,500,000.

(3) The borrower, at closing, delivered to lender two letters of credit totaling $6,000,000. If (i) an event of default occurs and is continuing;
      (ii) either letter of credit is not renewed or (iii) the long term unsecured debt rating for the bank issuing either letter of credit is downgraded below a specified level, then the proceeds of any draw on either letter of credit will be deposited into the ongoing TI/LC reserve fund.

(4) The borrower is required to make monthly deposits into an ongoing TI/LC reserve fund in an amount equal to $77,204 commencing on May 11, 2006 to fund the costs of tenant improvements and leasing commissions.

(5) This Reserve fund will be created if the lease to The Segal Company is not renewed. If the Segal lease is cancelled or not renewed on or before January 1, 2008, cash that would otherwise be released to the borrower, after payment of debt service, certain expenses, other amounts owing to lender and an allowable preferred return to the borrower as equity owner, will instead be deposited into the Segal TI/LC reserve fund. However, in no event will any funds be deposited into the Segal TI/LC reserve fund after the anticipated repayment date for the One Park Avenue Total Loan.

(6)   Occupancy at U/W is based on the May 17, 2004 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                 ONE PARK AVENUE

                             ADDITIONAL INFORMATION

o The One Park Avenue Mortgage Loan is expected to be shadow rated Baa2/BBB by Moody's and Fitch, respectively.

o One Park Avenue is a Class A, 926,453 SF office building located in the Murray Hill submarket of midtown Manhattan. Built in 1922, One Park Avenue is a 20-story office tower, consisting of 850,955 SF of office space (87.4%); 83,971 SF of retail space (9.1%); and 32,384 SF of office/storage space (3.5%).

o With an ornately-designed and restored Art Deco lobby, One Park Avenue features a variety of amenities including 24-hour security, a full-time concierge, an on-site bank, and a full-service spa. The property occupies the entire block on the east side of Park Ave between East 32nd and 33rd Streets and has convenient access to Grand Central Station and the New York City subway system.

o Based on the May 17, 2004 rent roll, One Park Avenue is 94% occupied by 16 tenants that represent a wide array of industry sectors. The primary office tenants offer a desirable balance of diverse economic exposure coupled with a manageable tenant roster. The top five tenants that occupy the property account for approximately 67% of the revenue and 63% of the square footage. Further, no tenant occupies more than 20% of the net rentable area. Tenants include Segal Company (17.0% of NRA; $36.21/SF; lease exp. 12/31/2009), New York University (15.2% of NRA; $35.89/SF; lease exp. 9/30/2013), Coty (10.9% of NRA; $35.93/SF; lease exp.
      6/30/2015), CHF Industries (10.8% of NRA; $30.25/SF; lease exp. 1/31/2005), Advanstar Communications (9.2% of NRA; $34.44/SF; lease exp. 4/30/2010), Public Service Mutual (8.1% of NRA; $35.58/SF; lease exp. 12/31/2012), and Automatic Data Processing (7.7% of NRA; $41.00/SF; lease exp. 1/31/2010).

o Based on the May 17, 2004 rent roll, tenants who occupy retail space include Citibank (1.8% of NRA; $40.82/SF; lease exp. 12/31/2007) and Door Store (0.8% of NRA; $55.00/SF; lease exp. 5/31/2014).

o There is a significant amount of potential cash flow upside at the property given its average office rent of $35.61/SF versus the appraiser's market rent conclusions of $37.50/SF for floors 2 through 8; $40.00/SF for floors 9 through 15; and $45.00/SF for floors 16 through 20. The concluded rents reflect the property's strong location and good condition and appear supported by the recent leases with Automatic Data Processing ($41.00/SF on the 12th floor in January 2003) and Public Service Mutual ($35.59/SF on the 15th floor in January 2003).

o The Midtown Manhattan office market is among the strongest in the nation, exhibiting year-end 2004 vacancy rates of 7.6% (direct) and 9.9% (including sub-leased space). According to the appraisal, the Murray Hill submarket exhibits the second strongest occupancy in New York City with direct and overall vacancy rates of 5.2% and 6.3%, respectively.

o The borrowing entity is One Park Fee LP, a single purpose, bankruptcy remote entity controlled by affiliates of Credit Suisse First Boston LLC and SL Green Realty Corp. Combined, the sponsors have contributed approximately $80 million in equity.

o SL Green Realty Corp. ("SL Green" or the "Company") is the only fully integrated, self-managed, self-administered real estate investment trust
      (REIT) that is exclusively focused on owning and operating office buildings in Manhattan. SL Green's areas of expertise are concentrated in property management, leasing and acquisition/repositioning of office properties in Manhattan. The Company's portfolio consists of interests in 26 properties, with an aggregate of 15.1 million SF. As of July 2004, SL Green reported a market capitalization of $1.850 billion and a stock price of $47.82 per share. The Company has managed the One Park Avenue property since acquiring it in January 2001 and has paid more than $9.0 million towards renovations and tenant improvements since that time.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                 ONE PARK AVENUE

                             LEASE ROLLOVER SCHEDULE

                                                                                          % OF TOTAL BASE        CUMULATIVE % OF
             # OF LEASES    AVERAGE BASE RENT     % OF TOTAL SF         CUMULATIVE %      RENTAL REVENUES          TOTAL RENTAL
  YEAR         ROLLING        PER SF ROLLING         ROLLING           OF SF ROLLING          ROLLING            REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
   MTM            3               $ 0.00               0.5%                 0.5%                0.0%                    0.0%
-----------------------------------------------------------------------------------------------------------------------------------
  2004            1               $33.83               0.0%                 0.5%                0.0%                    0.0%
-----------------------------------------------------------------------------------------------------------------------------------
  2005            4               $30.74              12.9%                13.4%               12.1%                   12.1%
-----------------------------------------------------------------------------------------------------------------------------------
  2006            3               $50.28               4.2%                17.6%                6.4%                   18.6%
-----------------------------------------------------------------------------------------------------------------------------------
  2007            1               $40.82               1.8%                19.3%                2.2%                   20.8%
-----------------------------------------------------------------------------------------------------------------------------------
  2008            1               $21.00               1.1%                20.5%                0.7%                   21.5%
-----------------------------------------------------------------------------------------------------------------------------------
  2009            5               $32.73              17.0%                37.5%               17.0%                   38.5%
-----------------------------------------------------------------------------------------------------------------------------------
  2010            5               $36.92              16.9%                54.4%               19.0%                   57.6%
-----------------------------------------------------------------------------------------------------------------------------------
  2012            8               $33.13              11.8%                66.2%               11.9%                   69.5%
-----------------------------------------------------------------------------------------------------------------------------------
  2013            2               $34.50               6.5%                72.7%                6.9%                   76.4%
-----------------------------------------------------------------------------------------------------------------------------------
  2014            3               $39.09               1.7%                74.4%                2.0%                   78.5%
-----------------------------------------------------------------------------------------------------------------------------------
 > 2014           4               $36.18              19.5%                93.9%               21.5%                  100.0%
-----------------------------------------------------------------------------------------------------------------------------------
 Vacant          N/A               N/A                 6.1%                100.0%               N/A                     N/A
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                              PACIFIC DESIGN CENTER

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):  $150,000,000

FIRST PAYMENT DATE:                  August 11, 2004

MORTGAGE INTEREST RATE:              6.4610% per annum

AMORTIZATION TERM:                   Three years interest only, 336 month
                                     amortization schedule thereafter

ANTICIPATED REPAYMENT DATE:          July 11, 2014

MATURITY DATE:                       July 11, 2034

MATURITY/ARD BALANCE:                $134,372,591

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Lockout/Defeasance: 116
(PAYMENTS)                           Open: 4

LOAN PER SF (1):                     $156

UPFRONT RESERVES:                    TI/LC Reserve (2)               $7,000,000
                                     Engineering Reserve             $475,000
                                     Environmental Reserve           $4,687

ONGOING RESERVES:                    Tax and Insurance Reserve       Yes
                                     Replacement Reserve             $16,030/mo
                                     TI/LC Reserve (2)               $50,000/mo

LOCKBOX:                             Hard

MEZZANINE:                           None (3)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Office

PROPERTY SUB-TYPE:                   Suburban

LOCATION:                            West Hollywood, California

YEAR BUILT/RENOVATED:                1976 / 2001

SQUARE FEET:                         961,814

OCCUPANCY AT U/W (4):                80%

OWNERSHIP INTEREST:                  Fee

                                               % OF
                                               TOTAL              LEASE
MAJOR TENANTS                    NRSF           NRSF            EXPIRATION
-------------                    ----           ----            ----------

Dailey & Associates             67,374          7.0%            6/30/2012
IPG - Weber Shandwick           47,025          4.9%            7/31/2015
IPG - BNC                       37,155          3.9%            1/31/2017
Baker, Knapp & Tubbs            27,675          2.9%            4/30/2014

PROPERTY MANAGEMENT:                 Cohen Brothers Realty Corporation
                                     of California, Inc.

U/W NET CASH FLOW:                   $17,074,834

U/W DSCR (1):                        1.47x

APPRAISED VALUE:                     $233,000,000

CUT-OFF DATE LTV RATIO (1):          64.4%

MATURITY/ARD LTV RATIO:              57.7%

(1)   Based on an August 2004 Cut-off Date.

(2) The borrower, at closing, made an initial deposit of $7,000,000 into a TI/LC reserve fund and commencing on August 11, 2006 will make monthly deposits in the amount of $50,000 to the TI/LC reserve fund until the cumulative amount of such monthly deposits equals $2,000,000.

(3) The owner of the borrower has the right to incur a single indebtedness in connection with a mezzanine financing in an amount not to exceed $22,500,000. Conditions to the exercise by the borrower of its right to obtain such a mezzanine loan include: the combined loan-to-value ratio of the Pacific Design Center Mortgage Loan and the mezzanine loan must not exceed 72.5%; the combined debt service coverage ratio of the Pacific Design Center Mortgage Loan and the mezzanine loan must exceed 1.50x; and Moody's and Fitch must have confirmed that the incurrence of the mezzanine loan does not result in a qualification, downgrade or withdrawal of the ratings of any of the series 2004-C3 certificates.

(4)   Occupancy at U/W is based on the June 22, 2004 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                              PACIFIC DESIGN CENTER

                             ADDITIONAL INFORMATION

o The Pacific Design Center Mortgage Loan is secured by the Pacific Design Center, a Class A office and showroom complex located in West Hollywood, Los Angeles, California. The property contains two adjoining buildings that are visually defined by their respective colors (the "Blue Building" and the "Green Building") and a seven-level parking structure.

o Pacific Design Center ("PDC" or the "Center") was designed by world-renowned architect, Cesar Pelli (designer of the Petronas Towers in Malaysia), with the first main building, the Blue Building, developed in 1976 and the second, the Green Building, completed in 1988. The complex, including the surrounding landscape, has undergone extensive renovations over the past three years totaling over $30 million. PDC is situated on over 11 acres and offers a combined net rentable area of 961,814 SF, which is composed of 677,507 SF of design showroom space and 239,358 SF of office space. The remaining space is composed of a restaurant, a lounge, the Silver Screen Theater, a common-use conference facility, a fitness center and storage space and the Museum of Contemporary Art.

o The Blue Building, which has a blue-glass exterior, is a six-story building containing 587,859 SF, of which 549,638 SF is showroom space. The Blue Building also contains 4,840 SF of office space. The Green Building, which has a green-glass exterior, is a nine-story office and showroom building containing 373,955 SF, of which 234,185 SF is office space and 127,869 SF is showroom space. Although built at different times, the two buildings are connected at the lobby level and at a 3rd story plaza and are also connected on the 6th story by a walking bridge, that facilitate pedestrian circulation.

o Based on the June 22, 2004 rent roll, PDC is currently 80% occupied by 173 tenants. In May of 2004, PDC signed a lease with the Interpublic Group of Companies ("IPG"), the largest advertising/marketing conglomerate in the world which is rated Baa3 by Moody's, for 143,445 SF on 12-year average leases for six of its subsidiaries. The IPG lease represents 14.9% of the PDC's total rentable square footage and IPG plans to take occupancy in August 2004.

o The six-story Blue Building is occupied by 122 tenants occupying showrooms ranging from 350 to 27,675 SF and the nine-story Green Building is occupied by 51 tenants in offices and showrooms ranging from 377 to 39,392 SF.

o The PDC has become one of the most dominant design centers in the Western US, displaying over 2,100 interior product lines. In addition to office and showroom space, the Center also houses a state-of-the-art 384-seat theater and screening room, leasable conference facilities and a seven-level parking garage. PDC also has a 1.5-acre landscaped plaza with a 150-seat outdoor amphitheater.

o The Center is located in the West Hollywood submarket of Los Angeles, one of the most desirable submarkets in all of California for residential and commercial use. An average of 350,000 people visit the PDC annually. In addition to providing the sought-after market segment, the Center also offers its tenants increased profit margins through the maintenance of lower occupancy cost levels when compared to similar street-level retail showrooms.

o There is certain ongoing litigation between entities controlled by Cheslock-Bakker Opportunitiy Fund LLC (collectively, "CBO") and Charles Cohen (Collectively, "Cohen") concerning the time period when both parties were members in the indirect owner of the Borrower. Although CBO sold all of its membership interest in the sponsor of the Borrower to Cohen in September, 2003, the litigation is still ongoing and relates to various partnership disputes that occurred prior to the sale. Charles Cohen, personally, has indemnified the lender for any losses incurred by the lender which is caused by the litigation. The litigation is described in more detail in the Prospectus Supplement.

o The Center is owned by Cohen Brothers Realty Corporation ("Cohen Brothers"). Cohen Brothers owns and manages approximately 12 million SF of Class A office and design center showroom space in West Hollywood, Houston and New York, including the D&D Building in New York City.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                              PACIFIC DESIGN CENTER

                             LEASE ROLLOVER SCHEDULE

                                                                                       % OF TOTAL BASE
              # OF LEASES    AVERAGE BASE RENT    % OF TOTAL SF      CUMULATIVE %      RENTAL REVENUES      CUMULATIVE % OF TOTAL
  YEAR          ROLLING        PER SF ROLLING        ROLLING        OF SF ROLLING          ROLLING         RENTAL REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
   MTM             11              $ 1.06              3.4%              3.4%                0.2%                    0.2%
----------------------------------------------------------------------------------------------------------------------------------
  2004             19              $33.17              3.5%              7.0%                5.1%                    5.3%
----------------------------------------------------------------------------------------------------------------------------------
  2005             28              $32.46              4.8%             11.8%                6.9%                   12.2%
----------------------------------------------------------------------------------------------------------------------------------
  2006             28              $32.88              8.1%             19.9%               11.7%                   23.8%
----------------------------------------------------------------------------------------------------------------------------------
  2007             13              $34.18              5.1%             25.1%                7.6%                   31.5%
----------------------------------------------------------------------------------------------------------------------------------
  2008             18              $30.90              8.0%             33.0%               10.8%                   42.3%
----------------------------------------------------------------------------------------------------------------------------------
  2009             18              $29.35              4.7%             37.7%                6.0%                   48.3%
----------------------------------------------------------------------------------------------------------------------------------
  2010             8               $37.26              4.3%             42.0%                6.9%                   55.2%
----------------------------------------------------------------------------------------------------------------------------------
  2011             3               $42.75              2.2%             44.2%                4.1%                   59.3%
----------------------------------------------------------------------------------------------------------------------------------
  2012             9               $27.69             11.8%             55.9%               14.3%                   73.6%
----------------------------------------------------------------------------------------------------------------------------------
  2013             5               $36.60              2.3%             58.2%                3.6%                   77.2%
----------------------------------------------------------------------------------------------------------------------------------
  2014             3               $37.97              3.7%             61.9%                6.1%                   83.3%
----------------------------------------------------------------------------------------------------------------------------------
 > 2014            13              $21.52             17.7%             79.6%               16.7%                  100.0%
----------------------------------------------------------------------------------------------------------------------------------
 Vacant           N/A               N/A               20.4%            100.0%                N/A                     N/A
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                              160 WEST 24TH STREET

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1): $76,255,309

FIRST PAYMENT DATE:                 June 11, 2004

MORTGAGE INTEREST RATE:             5.2000% per annum

AMORTIZATION TERM:                  360 months

MATURITY DATE:                      May 11, 2009

MATURITY BALANCE:                   $70,764,683

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance: 53
(PAYMENTS)                          Open: 7

LOAN PER UNIT (1):                  $373,801

UPFRONT RESERVES                    Replacement Reserve              $612,000
                                    Engineering Reserve              $1,250

ONGOING RESERVES                    Tax and Insurance Reserve        Yes
                                    Replacement Reserve              $17,000/mo
                                    Termination Fee Reserve (2)

LOCKBOX:                            Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Mixed Use

PROPERTY SUB-TYPE:                  Multifamily/Retail

LOCATION:                           New York, New York

YEAR BUILT/RENOVATED:               1987 / 1999

UNITS:                              204

OCCUPANCY AT U/W (3):               100%

OWNERSHIP INTEREST:                 Fee

PROPERTY MANAGEMENT:                Douglas Elliman Property Management LLC

U/W NET CASH FLOW:                  $6,999,515

U/W DSCR:                           1.39x

APPRAISED VALUE:                    $100,000,000

CUT-OFF DATE LTV RATIO (1):         76.3%

MATURITY/ARD LTV RATIO:             70.8%

(1)   Based on an August 2004 Cut-off Date.

(2) 203 units at the property are master leased to ExecuStay Corporation. The lease is scheduled to expire in January 2017 and has two 5-year renewal options. Marriott International, the parent company of ExecuStay Corporation, is rated BBB+/Baa2 by S&P and Moody's, respectively. Borrower is required to deposit into a reserve account any lease termination fees that borrower receives (if any) under the master lease with ExecuStay Corporation. This reserve, if it's established, would serve as additional cash collateral for the underlying mortgage loan; however, the lender must make 22.5% of such amounts available to the borrower for payment of any anticipated shortfalls in debt service and operating expenses if cash flow from the 160 West 24th Street Property is insufficient for such amounts. Currently, a termination fee of approximately $14.4 million would be due if ExecuStay Corporation were to terminate its lease and such payment would be guaranteed by Marriott International.

(3)   Occupancy at U/W is based on the December 1, 2003 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                              160 WEST 24TH STREET

                             ADDITIONAL INFORMATION

o 160 West 24th Street is a 204 unit Class A, 18-story luxury apartment building located in the Chelsea neighborhood of Manhattan, which is southwest of the midtown submarket of Manhattan. The property also includes a restaurant and an adjoining three-story retail building and one residential loft rental unit.

o     The 18-story tower has 22 studios (525 SF), 148 one-bedroom units (635
      SF), and 34 two-bedroom units (1,030 SF). The first seven floors were completed in 1987 and the remaining floors were added in 1999. There is also 10,402 SF of ground floor retail space, and parking for 92 cars (surface & underground). There is an additional 3,080 SF of retail space in the freestanding adjacent building on West 23rd Street (Landmark Wine).

o Amenities include a 24-hour doorman, concierge, health club, social lounge, a rooftop sundeck and coin-operated laundry facilities. Lobby and common area finishes are in keeping with a first class luxury apartment building in Manhattan. Unit amenities include fully furnished units with fully equipped kitchens. Case goods include standard bedroom and living room furniture, including a desk and chair as well as a dining set in the living room.

o 203 units of the apartment building are currently master leased to ExecuStay Corporation for a 186-month (15.5 years) term that expires January 31, 2017. ExecuStay Corporation is a member of the Marriott family and a leading provider of corporate furnished housing throughout the United States.

o The Master Lease with ExecuStay has a guaranty from Marriott International, Inc. under which Marriott International guarantees the payment of a termination fee in the event that ExecuStay exercises its termination option.

o If Marriott International elected to cancel the lease for all of the units in July 2004, the termination fee would be approximately $14.4 million and is scheduled to increase until July 1, 2011, as the rental rate increases (up to approximately $17.6 million). After July 1, 2011, the prescribed amount of any termination fee would drop to $11.1 million. In addition, the termination fee would constitute as additional security for the mortgage loan; however the lender would be obligated to make 22.5% of such amounts available to the borrower for the payment of any anticipated shortfalls in debt service and operating expenses.

o If Marriott International were to terminate its lease, all of the basic furniture including electronic equipment, art work, linens, and flatware would be retained by the borrower and remain at the Subject.

o Marriott International is rated Baa2/BBB+ by Moody's and Standard & Poor, respectively.

o The property has an excellent location in the Chelsea neighborhood, which is a growing and vibrant area of Manhattan that is known for attracting many artistic-oriented commercial uses including art galleries, art schools, and performance theaters. The Chelsea area has undergone continual renovation and redevelopment during the last ten years with many of the light industrial and loft buildings in the western part of the neighborhood razed for new residential and commercial development. Access to the neighborhood is considered excellent, with adequate north/south and east/west thoroughfares and subway access.

o At the end of December 2003, the vacancy rate in the Chelsea submarket was 5.8%, and the submarket's annualized vacancy rate for the five years ended December 31, 2003 was 4.4%. There were 134 units added to the submarket's apartment inventory during the fourth quarter 2003, with positive absorption of 247 units. For the twelve months ended December 31, 2003, there were 1,585 units added to the submarket inventory and absorption was positive at 1,445 units.

o The Sponsor, CIT Group Plc ("CIT"), has a reported net worth of $45.2 million with liquidity of $10.4 million. CIT has a high level of investment real estate experience and, with another equity investor Lend Lease, has contributed in excess of $21 million of equity.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                   MIZNER PARK

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1): $53,110,129

FIRST PAYMENT DATE:                 August 1, 2004

MORTGAGE INTEREST RATE:             4.840% per annum

AMORTIZATION TERM:                  360 Months

MATURITY DATE:                      July 1, 2009

MATURITY BALANCE (2):               $48,915,786

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance: 57

(PAYMENTS)                          Open: 3

LOAN PER SF (1):                    $105

UPFRONT RESERVES:                   Engineering Reserve               $1,323,300

ONGOING RESERVES:                   Tax and Insurance Reserve (3)
                                    Replacement Reserve (4)
                                    TI/LC Reserve (5)

LOCKBOX:                            Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Mixed Use

PROPERTY SUB-TYPE:                  Office/Retail

LOCATION:                           Boca Raton, Florida

YEAR BUILT/RENOVATED:               1991 / 2003

SQUARE FEET:                        504,463

OCCUPANCY AT U/W (6):               89%

OWNERSHIP INTEREST:                 Leasehold

                                             % OF TOTAL          LEASE
MAJOR TENANT(S):               NRSF             NRSF          EXPIRATION
----------------               ----             ----          ----------
Robb & Stucky Limited         79,822          3/27/2018          15.8%
Mizner Park Cinema            31,000          1/11/2011           6.1%
Bear Stearns                  30,186          10/7/2009           6.0%

PROPERTY MANAGEMENT:                Rouse Property Management, Inc. and
                                    Clarion Realty Services, LLC

U/W NET CASH FLOW:                  $7,042,029

U/W DSCR (1):                       2.09x

APPRAISED VALUE:                    $109,400,000

CUT-OFF DATE LTV RATIO (1):         48.5%

MATURITY/ARD LTV RATIO (1):         44.7%

(1) Based on an August 2004 Cut-off Date. The Mizner Park Mortgage Total Loan has an original mortgage loan balance of $62,000,000. The Mizner Park Mortgage Total Loan is comprised of an A-Note for $53,168,778, and a subordinate B-Note for $8,831,222. Only the A Note will be included in the trust fund. All calculations are based on the A-Note only.

(2)   The Mizner Park Total Loan maturity balance is $57,040,595.

(3) Borrower will make monthly deposits of one-twelfth of the taxes and insurance premiums into the tax and insurance reserve fund that lender estimates will be payable during the ensuing 12 months. However, the borrower will not be required to make any payments into (a) the insurance reserve fund for so long as (i) the borrower is maintaining a debt service coverage ratio of at least 1.35x, (ii) no event of default has occurred and is continuing and (iii) the borrower provides lender with evidence of all required insurance coverages, or (b) the tax reserve for so long as
      (i) the borrower is maintaining a debt service coverage ratio of at least 1.35x, (ii) no event of default has occurred and is continuing and (iii) the borrower furnishes paid tax receipts to lender in a timely manner.

(4) Borrower is required to make monthly deposits in the amount of $9,249 into the replacement reserve fund, except that the ongoing reserves are only required if (a) an event of default has occurred or is continuing or (b) the debt service coverage ratio for the Mizner Park A Loan falls below 1.35x.

(5) Borrower is required to make monthly deposits in the amount of $56,266 into the TI/LC reserve fund, except that the ongoing reserves are only required if (a) an event of default has occurred or is continuing or (b) the debt service coverage ratio for the Mizner Park A Loan falls below 1.35x.

(6)   Occupancy is based on the July 1, 2004 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                   MIZNER PARK

                             ADDITIONAL INFORMATION

o The Mizner Park Mortgage Loan is expected to be shadow rated Baa2 by Moody's and BBB+ by Fitch.

o Mizner Park is a mixed-use project consisting of retail, office, residential and garage developments located on U.S. Route 1 in downtown Boca Raton, Florida. The collateral consists of the leasehold interest in the retail and office components containing 504,463 SF.

o The collateral is dispersed over 6 buildings with 236,537 SF of mostly ground floor retail and 267,926 SF of office space in an office tower and plaza space.

o The subject improvements also include two 3-story parking garages. Parking that is part of the subject collateral total 1,103 spaces.

o The project also includes a multifamily component of 321,515 SF (272 units) located above the retail space, which is anticipated to be released from the security interest of the mortgage.

o The major retail tenants at the subject include Robb & Stucky Limited ($13.50/SF; lease exp. 3/27/18;), Mizner Park Cinema ($7.65/SF; lease exp. 1/11/11; 2003 sales $271,296/screeen), Ruby Tuesdays ($26/SF; lease exp. 1/31/06) and Z Gallerie ($36/SF; lease exp. 4/30/13). National retail tenants at the subject include Banana Republic, Chico's, Nine West and Tommy Bahamas. The subject also has 34,184 SF of restaurant space. The 12/31/2003 comparable tenant sales were $494/SF, with a total occupancy cost of 10.6%.

o Major office tenants at the subject include Bear Stearns (30,186 SF; 23.45/SF; lease exp. 10/7/09), Kroger Equity (21,346 SF; $17.97/SF; lease exp. 12/22/07), La Salle National Bank (17,805 SF; $15.63/SF; lease exp. 10/31/07) and Florida Business Centers (16,624 SF; $18.04/SF; lease exp. 2/29/12).

o The property is located in Boca Raton, Florida, which is part of the West Palm Beach-Boca Raton MSA. Boca Raton is a hub of highly skilled, affluent, white-collar professionals. A radius of approximately five miles is considered the primary trade area. The 2003 average household income within one, three, and five-mile radius is $82,000, $89,300, and $86,000, respectively. The 2003 population within a one, three, and five-mile radius is 9,661, 64,175, and 177,858, respectively. In 2003, the MSA population was 1,216,400.

o The Palm Beach County retail market for the first quarter of 2004 reported an average occupancy of 94.9% for community centers, while the Boca Raton retail sub-market reported an occupancy rate of 95.8%. The Boca Raton East office sub-market had an overall occupancy rate of 86.2%.

o The Rouse Company holds a 50% interest in the borrower. The Rouse Company (NYSE: RSE) has an S&P rating of BBB and a Moody's rating of Baa3. The stock price as of July 28, 2004 was $47.65, while the market capitalization was 4,905 million. The Rouse Company has been publicly traded since 1957 and began as a REIT in January 1998.

o Mizner Park is managed by Rouse Property Management, Inc. a subsidiary of The Rouse Company and Clarion Realty Services, LLC. The Rouse Property Management, Inc. or a subsidiary handles the leasing of the retail space, while Trammel Crow handles the leasing of the office space. Rouse Property Management, Inc. manages 32 regional centers containing 36.9 million SF of space, five downtown specialty marketplaces containing 1.0 million square feet of space, six mixed used properties containing 1.1 million SF of space, four community centers containing .8 million SF of space and 104 office and industrial buildings containing 9 million square feet of space. Rouse is currently developing three master planned residential communities located in Columbia, MD, Summerlin, NV and Houston, TX. Clarion Realty Services, LLC manages the multifamily portion, which will be released and is not included in underwriting or valuation.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                   MIZNER PARK

                             LEASE ROLLOVER SCHEDULE

                                                                                           % OF TOTAL BASE         CUMULATIVE % OF
                # OF LEASES     AVERAGE BASE RENT     % OF TOTAL SF      CUMULATIVE %      RENTAL REVENUES           TOTAL RENTAL
    YEAR          ROLLING         PER SF ROLLING         ROLLING        OF SF ROLLING          ROLLING            REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
    2004             6                $32.98               4.4%              4.4%                6.9%                    6.9%
-----------------------------------------------------------------------------------------------------------------------------------
    2005             17               $29.57               9.2%             13.6%               13.0%                   19.9%
-----------------------------------------------------------------------------------------------------------------------------------
    2006             19               $29.95              13.3%             26.9%               19.1%                   39.0%
-----------------------------------------------------------------------------------------------------------------------------------
    2007             10               $20.96              10.7%             37.6%               10.7%                   49.7%
-----------------------------------------------------------------------------------------------------------------------------------
    2008             7                $43.05               3.0%             40.6%                6.1%                   55.7%
-----------------------------------------------------------------------------------------------------------------------------------
    2009             7                $22.71               8.8%             49.4%                9.6%                   65.3%
-----------------------------------------------------------------------------------------------------------------------------------
   > 2009            16               $18.50              39.3%             88.7%               34.7%                  100.0%
-----------------------------------------------------------------------------------------------------------------------------------
   Vacant           N/A                N/A                11.3%             100.0%               N/A                     N/A
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                               CENTRO GRAN CARIBE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1): $51,200,000

FIRST PAYMENT DATE:                 June 11, 2004

MORTGAGE INTEREST RATE:             5.5125% per annum

AMORTIZATION TERM:                  Two years interest only, 336 month
                                    amortization schedule thereafter

MATURITY DATE:                      May 11, 2014

MATURITY BALANCE:                   $43,870,475

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance: 113
(PAYMENTS)                          Open: 7

LOAN PER SF (1):                    $132

UPFRONT RESERVES:                   Engineering Reserve               $85,563
                                    Capital Reserve (2)               $1,700,000

ONGOING RESERVES:                   Tax and Insurance Reserve         Yes
                                    Replacement Reserve               $4,840/mo
                                    TI/LC Reserve (3)                 $8,068/mo

LOCKBOX:                            Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Retail

PROPERTY SUB-TYPE:                  Anchored

LOCATION:                           Vega Alta, Puerto Rico

YEAR BUILT/RENOVATED:               1987 / 2000

SQUARE FEET:                        387,437

TOTAL OCCUPANCY AT U/W (4):         96%

OWNERSHIP INTEREST:                 Fee/Leasehold (5)

                                               % OF TOTAL             LEASE
MAJOR TENANTS:                    NRSF            NRSF             EXPIRATION
--------------                    ----            ----             ----------
Big KMart                        108,258          27.9%             5/31/2019
Vega Alta Cinemas                 30,652           7.9%             7/31/2022
Amigo Supermarket                 22,000           5.7%            11/30/2012
Tiendas Capri                     19,509           5.0%             2/28/2006

PROPERTY MANAGEMENT:                Thor Equities, LLC

U/W NET CASH FLOW:                  $5,470,349

U/W DSCR (1):                       1.52x

APPRAISED VALUE:                    $64,000,000

CUT-OFF DATE LTV RATIO (1):         80.0%

MATURITY/ARD LTV RATIO:             68.5%

(1)   Based on an August 2004 Cut-off Date.

(2) The borrower was required, at closing, to deposit $1,700,000 into a capital reserve fund for use on general capital repairs, replacements, capital improvements, tenant improvements and leasing commissions.

(3)   The TI/LC reserve fund is capped at $300,000.

(4)   Occupancy at U/W is based on the March 17, 2004 rent roll.

(5) The Mortgaged real property consists of two main portions, each on opposite sides (north and south) of a highway. The borrower owns a fee interest in the northern portion and a leasehold interest in the southern portion pursuant to three (3) ground leases. The ground lessor under the ground leases is the municipality of Vega Alta, Puerto Rico. The ground leases have an initial term expiring in 2021 with three extension options, two of which are automatic (provided no default exists under the ground leases) for ten years each and one which must be exercised for fifteen years.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                               CENTRO GRAN CARIBE

                             ADDITIONAL INFORMATION

o Centro Gran Caribe ("Centro Gran" or the "Mall") is a 387,437 regional mall located in Vega Alta, Puerto Rico, approximately 18 miles west of San Juan. Centro Gran is comprised of two main portions, each on opposite sides (north and south) of State Road PR-676. The two portions are connected by an enclosed air-conditioned pedestrian walkway over the state road. The Mall has 2 anchor, 2 major and approximately 100 in line tenants and 28 kiosks.

o The north phase, which contains a total of 153,414 SF, was constructed in 1987 and contains a main mall building and two freestanding fast food outparcels. The main mall building contains 150,073 SF and is occupied by Amigo Supermarkets (owned by Wal-Mart) (5.7% of NRA; $4/SF; lease exp. 11/30/2012), Tiendas Capri (5.0% of NRA; $6/SF; lease exp. 2/28/2006), and
      Farmacias El Amal (drugstore) (2.1% of NRA; $12/SF; lease exp. 11/30/2007). Major tenants comprise 49,758 SF and the in-line tenants comprise 99,356 SF. Burger King (2,300 SF) and Church's Chicken (2,000 SF) occupy the two separate outparcels. The north phase has 616 surface parking spaces and 84 underground parking spaces, which are located directly below the main mall building.

o The south phase comprises one anchor tenant building and a main mall building that houses a cinema, retail stores and second floor office space. The anchor tenant building is adjacent and accessible to the main mall building. The south phase, which was completed in 1999, contains 234,023 SF and is occupied by Big Kmart (27.9% of NRA; $5.95/SF; lease exp. 5/31/2019) and Vega Alta Cinemas (7.9% of NRA; $3.50/SF; lease exp. 7/31/2022). The in-line tenants in the South phase occupy 87,961 SF and the food court occupies 7,152 SF. The south phase has 973 surface parking spaces and 277 underground spaces.

o In 1999 and 2000, $878,000 was spent on renovating the north phase. The improvements consist of interior painting, electrical upgrades, HVAC upgrades, resurfacing of the parking lot and roof replacements. Amigo Supermarkets, at its own expense, is currently undergoing a major renovation with significant interior upgrades and exterior building improvements.

o The Mall has maintained occupancy levels between 95% and 100% occupancy since it opened. The property is estimated to have total annual sales in excess of $100 million. Sales in 2002 for in-line tenants who were required to report were approximately $367/SF. Approximately 75% of the net rentable area is leased to tenants that had original lease terms of ten years and 49% of the net rentable area is leased to tenants that had original lease terms in excess of 20 years.

o Centro Gran has a strong "in-fill" location with excellent accessibility from several major highways including State Road 2, a heavily traveled four-lane highway that connects San Juan to the western communities. The property dominates the trade area and draws customers from the approximately 450,000 residents of Vega Alta and its surrounding communities. The trade area population grew by 14% from 1990 to 2000 and is expected to increase by 8% over the next five years.

o There are approximately 3.8 million people living in Puerto Rico, with about a third of the population living in the San Juan Metropolitan Area. Many economists consider the local retail market as "under-served", pointing to estimates that anchored retail space in Puerto Rico amounts to 24 million SF, or roughly 6 SF of anchored retail space per capita. This is compared to the rate of 19.8 SF per person on the mainland. Additionally, there are estimated to be approximately 300,000 to 400,000 people per mall in Puerto Rico, whereas in the United States mainland it is approximately 70,000 people per mall.

o The borrowing entity is an affiliate of Thor Equities, LLC ("Thor"), which was founded in 1985 by Joseph Sitt. Mr. Sitt, has more than 18 years experience in real estate and has a reported net worth of $76,390,600 with liquidity of $4,340,000. Thor is a real estate investment and development company that owns and actively manages retail properties in metropolitan areas throughout the United States. Thor maintains a highly experienced in-house staff with various areas of specialty to operate, maintain and manage the company's assets. Thor currently owns and manages 11 properties containing 3.8 million SF of retail space located in New York, Virginia, Georgia, Louisiana and Illinois.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                               CENTRO GRAN CARIBE

                             LEASE ROLLOVER SCHEDULE

                                                                                               % OF TOTAL BASE      CUMULATIVE % OF
                # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF       CUMULATIVE %        RENTAL REVENUES        TOTAL RENTAL
    YEAR          ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING            ROLLING          REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
    2004             25              $120.02                1.4%               1.4%                 10.5%                 10.5%
------------------------------------------------------------------------------------------------------------------------------------
    2005             10              $ 72.36                1.0%               2.4%                  4.8%                 15.3%
------------------------------------------------------------------------------------------------------------------------------------
    2006             8               $ 13.63               10.9%              13.4%                  9.5%                 24.8%
------------------------------------------------------------------------------------------------------------------------------------
    2007             23              $ 14.95               14.3%              27.7%                 13.7%                 38.5%
------------------------------------------------------------------------------------------------------------------------------------
    2008             10              $ 19.87                4.7%              32.3%                  5.9%                 44.4%
------------------------------------------------------------------------------------------------------------------------------------
    2009             16              $ 27.26                7.6%              40.0%                 13.3%                 57.7%
------------------------------------------------------------------------------------------------------------------------------------
    2010             16              $ 31.01                6.0%              46.0%                 11.9%                 69.5%
------------------------------------------------------------------------------------------------------------------------------------
    2011             1               $ 24.25                0.6%              46.6%                  1.0%                 70.5%
------------------------------------------------------------------------------------------------------------------------------------
    2012             8               $ 12.26                9.9%              56.6%                  7.8%                 78.3%
------------------------------------------------------------------------------------------------------------------------------------
    2013             8               $ 35.73                2.1%              58.7%                  4.8%                 83.0%
------------------------------------------------------------------------------------------------------------------------------------
    2014             1               $ 20.00                0.8%              59.4%                  1.0%                 84.0%
------------------------------------------------------------------------------------------------------------------------------------
   > 2014            7               $  6.88               36.5%              95.9%                 16.0%                100.0%
------------------------------------------------------------------------------------------------------------------------------------
   Vacant           N/A                N/A                  4.1%             100.0%                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                CENTERPOINTE MALL

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1): $47,301,787

FIRST PAYMENT DATE:                 May 11, 2004

MORTGAGE INTEREST RATE:             5.4200% per annum

AMORTIZATION TERM:                  360 month

MATURITY DATE:                      April 11, 2014

MATURITY BALANCE:                   $39,578,035

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance:  117
(PAYMENTS)                          Open: 3

LOAN PER SF (1):                    $61

UPFRONT RESERVES:                   Letter of Credit Reserve (2)      $3,250,000
                                    Outstanding Allowance Reserve (3) $425,600

ONGOING RESERVES:                   Tax and Insurance Reserve         Yes
                                    Replacement Reserve (4)           $6,450/mo
                                    TI/LC Reserve (5)                 $25,000/mo

LOCKBOX:                            Modified

MEZZANINE (6):                      $9,000,000

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Retail

PROPERTY SUB-TYPE:                  Anchored

LOCATION:                           Grand Rapids, Michigan

YEAR BUILT/RENOVATED:               1967 / 2001

SQUARE FEET:                        774,137

OCCUPANCY AT U/W (7):               88%

OWNERSHIP INTEREST:                 Fee

                                            % OF
                                            TOTAL             LEASE
MAJOR TENANTS                     NRSF       NRSF           EXPIRATION
-------------                     ----       ----           ----------
Klingman Furniture Company      187,500      24.2%           2/28/2014
Menard Incorporated              81,200      10.5%           7/31/2008
Toys R Us                        43,000       5.6%           1/31/2009

PROPERTY MANAGEMENT:                Ari-El Enterprises, Inc.

U/W NET CASH FLOW:                  $5,494,409

U/W DSCR (1):                       1.71x

APPRAISED VALUE:                    $73,000,000

CUT-OFF DATE LTV RATIO (1):         64.8%

MATURITY/ARD LTV RATIO:             54.2%

(1)   Based on an August 2004 Cut-off Date.

(2) Letter of Credit Reserve was established at closing and will be released upon delivery of evidence that certain identified tenants have opened for business, taken occupancy and executed an estoppel.

(3) The borrower was required, at closing, to deposit $425,600 into an outstanding allowance reserve to fund outstanding tenant improvement allowance obligations under leases with certain identified tenants.

(4) Beginning with the thirty-seventh (37th) payment, Borrower is required to deposit $6,450 monthly into the replacement reserve fund.

(5) The borrower is required to deposit $25,000 monthly into the TI/LC Reserve Fund, subject to a cap of $350,000.

(6) The members of the Borrower have entered into four (4) mezzanine loan arrangements with entities affiliated with the borrower in an aggregate amount of $3,000,000 and which are secured by a pledge of such member's respective interests in the borrower. Additionally, the Borrower is also itself obligated on a $6,000,000 loan to an affiliated entity which is secured solely by a pledge by one of the members in the Borrower of its membership interest in the borrower. All of these mezzanine loans are non-recourse in nature and are to be paid solely from distributions from the borrower to the respective members from net cash flow from the Centerpointe Mall Property after payment in full of all current obligations to the lender under the Centerpointe Mall Mortgage Loan. Each holder of a mezzanine loan has entered into a subordination and standstill agreement fully subordinating the rights of such mezzanine lender to those of the mortgage lender and only allowing a foreclosure of the subject membership interest to the extent such is undertaken consistent with the terms of the assumption provisions in the loan documents for the Centerpointe Mall Mortgage Loan.

(7)   Occupancy at U/W is based on the June 1, 2004 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                CENTERPOINTE MALL

                             ADDITIONAL INFORMATION

o Centerpointe Mall is a 774,137 SF regional shopping center located in Grand Rapids, Michigan. Major tenants include Klingman Furniture Company, Nordstom Rack, Linens N' Things, TJ Maxx, DSW Shoe Warehouse, Toys R Us, Old Navy and Menard Incorporated.

o The subject property is 88% occupied as of June 1, 2004 with the six major stores totaling 419,511 SF (54.2% of NRA), 39 in-line tenants totaling 297,830 SF, and 13 kiosk tenants. The property's largest major tenant is Klingman Furniture Company (187,500 SF or 24.2% of NRA), which just recently renewed its lease until February 2014. The second largest major tenant is a Menard Incorporated (81,200 SF or 10.5% of NRA) the third-largest home improvement chain in the U.S. after Home Depot and Lowes. Menards also just recently renewed its lease until July 2008. The third largest major tenant at the property is Toys `R Us (43,000 SF or 5.6% of NRA).

o There are 39 in-line tenants with an average rent of $12.03/SF. This compares favorably with the average market rent of $15.00/SF.

o The Grand Rapids retail market is 94.1% occupied based on 8.8 million SF of space (as of May 2004).

o The property is located at a very busy intersection in Grand Rapids, Beltline and 28th Street, with a total traffic count of approximately 141,700 vehicles per day.

o The Grand Rapids MSA, which includes the counties of Kent, Ottawa, Muskegon and Allegan, had a 2003 population of 1,124,211.

o The Grand Rapids-Muskegon-Holland MSA had the second largest growth rate of all MSA's in the state, surpassed only by Ann Arbor and its population grew from 937,891 in 1990 to 1,088,514 in 2000, a 16.1% increase. Over the past ten years, job growth in the Grand Rapids area was 27.6%. The unemployment rate of the MSA as of December 2002 was 5.9%; the last survey of median household income for the MSA showed $41,708.

o Centerpointe Development Company, LLC (CDC) purchased the property in June 2000. Following the acquisition, $20.7 million was spent on renovations and additions to the property.

o Christopher G. Brochert, Sills Enterprises, LLC and Daniel L. Stern are the "carve-out" guarantors. On a combined basis, the guarantors have total reported assets of $43,884,257, total reported liabilities of $1,862,000 and a reported net worth of $42,022,257, with total combined liquidity of $20,900,000.

o The property management company is Ari-El Enterprises, Inc., which was founded by Arie Leibovitz in 1979, and is active in the acquisition, development and management of real estate investment properties. Ari-El currently manages a diverse portfolio of office, industrial, retail and multifamily properties in excess of 2 million SF.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                CENTERPOINTE MALL

                             LEASE ROLLOVER SCHEDULE

                                                                                          % OF TOTAL BASE        CUMULATIVE % OF
                  # OF LEASES    AVERAGE BASE RENT    % OF TOTAL SF     CUMULATIVE %      RENTAL REVENUES         TOTAL RENTAL
    YEAR            ROLLING        PER SF ROLLING        ROLLING       OF SF ROLLING          ROLLING           REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
     MTM               5               $ 1.99              1.2%             1.2%                0.3%                    0.3%
-----------------------------------------------------------------------------------------------------------------------------------
    2004              10               $22.22              1.1%             2.3%                3.1%                    3.4%
-----------------------------------------------------------------------------------------------------------------------------------
    2005               2               $ 8.09              1.2%             3.5%                1.3%                    4.7%
-----------------------------------------------------------------------------------------------------------------------------------
    2006               4               $ 7.38              2.9%             6.5%                2.8%                    7.5%
-----------------------------------------------------------------------------------------------------------------------------------
    2007               6               $17.36              2.2%             8.7%                5.1%                   12.6%
-----------------------------------------------------------------------------------------------------------------------------------
    2008               8               $ 6.80             17.1%            25.8%               15.2%                   27.8%
-----------------------------------------------------------------------------------------------------------------------------------
    2009               6               $ 7.18             11.3%            37.1%               10.6%                   38.4%
-----------------------------------------------------------------------------------------------------------------------------------
    2011               7               $11.92             10.5%            47.6%               16.3%                   54.7%
-----------------------------------------------------------------------------------------------------------------------------------
    2012               3               $19.50              2.8%            50.4%                7.0%                   61.7%
-----------------------------------------------------------------------------------------------------------------------------------
    2013               1               $ 8.50              3.2%            53.6%                3.6%                   65.3%
-----------------------------------------------------------------------------------------------------------------------------------
    2014               4               $ 6.63             29.6%            83.2%               25.6%                   90.9%
-----------------------------------------------------------------------------------------------------------------------------------
   > 2014              1               $14.00              5.0%            88.2%                9.1%                  100.0%
-----------------------------------------------------------------------------------------------------------------------------------
   Vacant             N/A               N/A               11.8%           100.0%                N/A                     N/A
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                BC WOOD PORTFOLIO

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1): $45,400,000

FIRST PAYMENT DATE:                 September 1, 2004

MORTGAGE INTEREST RATE:             5.6100% per annum

AMORTIZATION TERM:                  360 months

MATURITY DATE:                      August 1, 2014

MATURITY BALANCE:                   $38,049,836

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance: 116
(PAYMENTS)                          Open: 4

LOAN PER SF (1):                    $51

UPFRONT RESERVES:                   TI/LC Reserve (2)               $1,100,000
                                    Environmental Reserve (3)       $500,000

ONGOING RESERVES:                   Tax and Insurance Reserve       Yes
                                    Replacement Reserve             $11,154/mo
                                    TI/LC Reserve (2)               $8,333/mo

LOCKBOX:                            None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Portfolio

PROPERTY TYPE:                      Retail

PROPERTY SUB-TYPE:                  Anchored

LOCATION:                           Various

YEAR BUILT/RENOVATED:               Various

SQUARE FEET:                        892,838

OCCUPANCY AT U/W (4):               91%

OWNERSHIP INTEREST:                 Fee

                                                 % OF
                                                 TOTAL              LEASE
MAJOR TENANTS                     NRSF            NRSF            EXPIRATION
-------------                     ----            ----            ----------
Caritas Health Services          72,908           8.2%            5/1/2017
Dixie Dozen Theater              43,984           4.9%            5/1/2008
Big Lots                         41,430           4.6%            1/1/2006
Marshalls                        30,868           3.5%            3/1/2013

PROPERTY MANAGEMENT:                B.C. Wood Companies

U/W NET CASH FLOW:                  $4,663,840

U/W DSCR (1):                       1.49x

APPRAISED VALUE:                    $61,050,000

CUT-OFF DATE LTV RATIO (1):         74.4%

MATURITY/ARD LTV RATIO:             62.3%

(1)   Based on an August 2004 Cut-off Date.

(2) The borrower made a one time deposit of $1,100,000 into a TI/LC Reserve at closing. The borrower is required to deposit $8,333.33 per month into this reserve to fund tenant improvement and leasing commission obligations, which monthly deposits are subject to a cap of $300,000.

(3) The lender holds a letter of credit in the amount of $500,000 for the purpose of environmental remediation.

(4) Weighted average occupancy based on the April 13, 2004 and April 14, 2004 rent rolls.

                              PORTFOLIO INFORMATION

                                     YEAR BUILT/                                                     ALLOCATED LOAN       APPRAISED
             PROPERTY NAME          YEAR RENOVATED        LOCATION       SQ. FT.    OCCUPANCY (1)        BALANCE            VALUE
             -------------          --------------        --------       -------    ---------            -------            -----
Dixie Manor Shopping Center          1954 / 2002       Louisville, KY     350,673        83%           $22,978,870       $30,900,000
Eastland Shopping Center             1962 / 2002        Lexington, KY     334,316        95%           $12,009,992       $16,150,000
Iroquois Manor Shopping Center       1951 / 2002       Louisville, KY     134,449        96%           $ 6,804,422       $ 9,150,000
Paris Village Shopping Center            1989            Paris, KY         73,400        97%           $ 3,606,716       $ 4,850,000
TOTAL/WEIGHTED AVERAGE:                   --                 --           892,838        90%           $45,400,000       $61,050,000

(1) Weighted average occupancy based on the April 13, 2004 and April 14, 2004 rent rolls.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                BC WOOD PORTFOLIO

                             ADDITIONAL INFORMATION

o The BC Wood Portfolio loan is secured by 4 cross-collateralized anchored retail properties totaling 892,838 SF. The four properties are located in Louisville (2), Lexington, and Paris, Kentucky. The loan is for 10 years with 30-year amortization, with no collateral release permitted during the loan term. Funds are being escrowed for real estate taxes, insurance, capital improvements, tenant improvements and leasing commissions.

o Dixie Manor is a 350,673 SF anchored retail center located in Louisville, KY. The property was built in 1954 and in the past several years has been renovated. The borrower acquired the subject in June 2002 when it was 62% occupied and has since taken the occupancy to it's current 83% occupancy, and with leases signed or out for signature is expected to increase occupancy to 92%. The property is situated on a 33-acre site fronting on Dixie Highway, a heavily traveled retail corridor with daily traffic counts of 43,496 vehicles. The property has two buildings plus an outparcel leased to a McDonald's. The property has 46 tenants with the anchors being Caritas Health Center, Staples, Marshall's and the Dixie Dozen Theater. Adjoining the center is a Lowe's Home Improvement Center.

o Dixie Manor is located within Louisville's Southwest retail submarket. The market occupancy rate of 89.3% is impacted by obsolete properties that are included in the overall market. The appraiser concluded a market occupancy rate of 93%, which is in line with the competitive set and the Dixie Highway corridor. Occupancies at the competing centers range from 92% to 100% with rents in the range of $10 and $18/SF, with the Subject's average in-place rent of $8.71/SF.

o Iroquois Manor Shopping Center is a 134,449 SF grocery anchored neighborhood retail center located in Louisville , KY. The property was built in 1951 but has undergone renovations. The borrower acquired the property in June 2002 when occupancy was 83.5% and has since taken the occupancy to the current 96%. The collateral is situated on 8.74 acres and includes three multi-tenant buildings. The center has 48 tenants and is anchored by a Valu Market grocery store and a freestanding CVS drugstore that is on a twenty-year ground lease expiring in 2022. Other tenants include Family Dollar, Fashion Cents, Blockbuster Video, Fashion Bug, H&R Block and Subway. The property has excellent access from 3rd Street, Southland Boulevard, and Mitscher Avenue.

o Iroquois Manor, like Dixie Manor, is located within Louisville's Southwest retail submarket, but is not a competing property. The appraiser concluded a market occupancy rate of 93% versus the in place occupancy rate of 95.9%. Occupancy rates at the competing centers range from 87% to 100%, with rents in the range of $8 and $10/SF, with the Subject's average in-place anchor rents of $9.05/SF and in line rents of $7.85/SF.

o Eastland Shopping Center is a 334,316 SF grocery anchored retail center located in Lexington, KY. The property was built in 1962 and has recently undergone renovations. The borrower acquired the subject in August 2001 when the occupancy rate was 86% and has since reconfigured the center and increased occupancy to 95%. The collateral is situated on 26.4 acres and includes two multi-tenant buildings and a freestanding Rite Aid drugstore. The property has 65 tenants and is anchored by a Save-A-Lot Grocery, Big Lots, Family Dollar, Harbor Freight Tools, and a brand new Rite Aid on a twenty-year lease. The property's main entrance is at a signalized entrance off of Winchester Road, with additional access provided by three curb cuts off of Industry Road, two curb cuts off of Eastland Drive and one curb cut off of Murray Drive.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                BC WOOD PORTFOLIO

                       ADDITIONAL INFORMATION (CONTINUED)

o The Subject's market area, which generally follows New Circle Road, includes 10 major shopping centers, including the subject property, and totals approximately 1,751,925/SF. These shopping centers have a current combined occupancy rate of 95.75% versus the subject at 94.6%. The Subject's lease comparables are included in these properties and have a weighted average occupancy rate of 93.5%. Occupancy rates at the competing centers range from 79% (inferior property) to 100% with rents ranging from $10 and $15/SF, with the Subject's average in-place rents of approximately $5.13/SF.

o Paris Village is a 73,400 SF grocery anchored neighborhood shopping center located in Paris, KY. The property was built in 1989 and is an L-shaped building situated on 9.5 acres. The borrower acquired the property in May 2003 and has maintained its' current occupancy at 97%. The property has 16 tenants and is anchored by a Food Lion and Rite Aid. In addition, the property is shadow anchored by a 65,000 SF Wal-Mart. Access to the subject and Wal-Mart is from Paris By-Pass, which is a two-lane highway.

o The subject shares the same market area as the Eastland shopping center property but is not a competing property. The 10 shopping centers included in this area have a combined occupancy rate of 95.75% versus the subject's occupancy of 96.7%. Included within these properties are two of the four lease comparables, which have a weighted average occupancy rate of approximately 99%. Rents at these comparable properties average between $7 and $15/SF, with the Subject's anchored rents at $13.65/SF and the in-line rents at $14.85/SF.

o The borrowing entity is BC Wood Investment Fund I, LLC, a newly formed single-asset, bankruptcy remote Kentucky limited liability company. Ownership of the borrowing entity is held by Mr. Brian C. Wood (99%) and Mr. Wood's wife Lori (1%). The managing member is Mr. Wood who is also the non-recourse indemnitor on the loan. The borrower acquired these 4 properties from August 2001 through May 2003. Mr. Wood's current commercial real estate holdings include 10 commercial properties totaling just over 1,700,000 SF. Included are 7 retail properties totaling 1,553,795 SF (the four subject properties comprise 892,838 SF of this total), 2 office buildings totaling 45,692 SF and a mixed-use property totaling 52,663 SF. In total, his real estate is valued at $110,367,800 with liens of $82,206,607, resulting in a total equity of $28,161,193. As of December 31, 2003 the net cash flow from Mr. Wood's commercial real estate was estimated at approximately $2,000,000. Mr. Wood is also a major shareholder in the Royal Palm Bank in Naples, Florida. His liquid assets include cash and marketable securities totaling $975,000.

o Property management and leasing for the 4 subject retail properties is provided by B.C. Wood Companies. The firm is owned and operated by Mr. Brian C. Wood who is the principal owner of the borrowing entity. B.C. Wood Companies was started in 1987 and is based in the Eastland Shopping Center in Lexington with its Louisville office located in the Dixie Manor Shopping Center. The company employs 18 people full-time and currently manages 10 commercial properties in excess of 1,700,000 SF.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                BC WOOD PORTFOLIO

                             LEASE ROLLOVER SCHEDULE

                                                                                         % OF TOTAL BASE       CUMULATIVE % OF
               # OF LEASES    AVERAGE BASE RENT     % OF TOTAL SF      CUMULATIVE %      RENTAL REVENUES         TOTAL RENTAL
    YEAR         ROLLING        PER SF ROLLING         ROLLING        OF SF ROLLING          ROLLING           REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
     MTM             7              $8.55                0.6%              0.6%                0.8%                    0.8%
----------------------------------------------------------------------------------------------------------------------------------
    2004            12              $7.66                2.2%              2.7%                2.6%                    3.4%
----------------------------------------------------------------------------------------------------------------------------------
    2005            56              $7.38               16.3%             19.1%               18.9%                   22.3%
----------------------------------------------------------------------------------------------------------------------------------
    2006            32              $5.70               13.4%             32.5%               12.0%                   34.3%
----------------------------------------------------------------------------------------------------------------------------------
    2007            23              $6.35               10.1%             42.5%               10.0%                   44.3%
----------------------------------------------------------------------------------------------------------------------------------
    2008            21              $6.15               16.1%             58.6%               15.5%                   59.8%
----------------------------------------------------------------------------------------------------------------------------------
    2009            10              $8.99                4.1%             62.8%                5.8%                   65.6%
----------------------------------------------------------------------------------------------------------------------------------
    2010             0              $0.00                0.0%             62.8%                0.0%                   65.6%
----------------------------------------------------------------------------------------------------------------------------------
    2011             2              $8.27                0.6%             63.4%                0.8%                   66.5%
----------------------------------------------------------------------------------------------------------------------------------
    2012             1              $5.11                2.2%             65.6%                1.8%                   68.2%
----------------------------------------------------------------------------------------------------------------------------------
    2013             3              $7.24                8.8%             74.4%               10.0%                   78.2%
----------------------------------------------------------------------------------------------------------------------------------
    >2013           11              $8.40               16.5%             90.9%               21.8%                  100.0%
----------------------------------------------------------------------------------------------------------------------------------
   Vacant          N/A               N/A                 9.1%            100.0%                N/A                   100.0%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                         PRIVATE MINI STORAGE PORTFOLIO

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1): $40,000,000

FIRST PAYMENT DATE:                 August 11, 2004

MORTGAGE INTEREST RATE:             5.9300% per annum

AMORTIZATION TERM:                  Two years interest only, 360 month
                                    amortization schedule thereafter

MATURITY DATE:                      July 11, 2014

MATURITY BALANCE:                   $35,397,720

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance: 117
(PAYMENTS)                          Open: 3

LOAN PER SF (1):                    $61

UPFRONT RESERVES:                   None

ONGOING RESERVES:                   Tax and Insurance Reserve     Yes
                                    Replacement Reserve           $8,190/mo (2)

LOCKBOX:                            None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Portfolio of nine (9) assets

PROPERTY TYPE:                      Self Storage

PROPERTY SUB-TYPE:                  N/A

LOCATION:                           Various

YEAR BUILT/RENOVATED:               Various

UNITS / SQUARE FEET:                5,183 / 655,633

OCCUPANCY (3):                      78%

OWNERSHIP INTEREST:                 Fee

PROPERTY MANAGEMENT:                Private Mini Storage, Inc.

U/W NET CASH FLOW:                  $4,004,650

U/W DSCR:                           1.40x

APPRAISED VALUE:                    $53,750,000

CUT-OFF DATE LTV RATIO (1):         74.4%

MATURITY/ARD LTV RATIO:             65.9%

(1)   Based on an August 2004 Cut-off Date.

(2) Borrower is required to deposit $8,190 monthly into the replacement reserve fund, subject to a cap of $350,000.

(3) Weighted average occupancy at U/W based on the number of units and the June 30, 2004 rent rolls.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                         PRIVATE MINI STORAGE PORTFOLIO

                              PORTFOLIO INFORMATION

                                                                                                         ORIGINAL
                                 YEAR BUILT/                                  SQUARE                     ALLOCATED        APPRAISED
      PROPERTY NAME             YEAR RENOVATED       LOCATION         UNITS   FOOTAGE   OCCUPANCY (1)   LOAN BALANCE        VALUE
      -------------             --------------       --------         -----   -------   ---------       ------------        -----
San Felipe Self Storage           1995 / N/A        Houston, TX        658    59,625         88%        $ 8,015,900      $10,150,000
Pressler Self Storage             1996 / N/A         Austin, TX        625    63,944         88%        $ 6,880,000      $ 8,600,000
Lemmon Self Storage               1996 / N/A         Dallas, TX        619    69,023         88%        $ 5,280,000      $ 6,700,000
Jersey Village Self Storage       1995 / N/A     Jersey Village, TX    806   161,946         69%        $ 4,897,100      $ 7,400,000
Plano Parkway Self Storage        1995 / N/A         Plano, TX         548    63,605         84%        $ 4,560,000      $ 5,700,000
West Little York Self Storage     1994 / N/A        Houston, TX        543    69,935         82%        $ 3,174,600      $ 4,850,000
Conroe Self Storage               1994 / N/A        Conroe, TX         532    68,287         64%        $ 3,059,200      $ 3,850,000
Starcrest Self Storage            1995 / N/A      San Antonio, TX      555    57,164         83%        $ 2,856,700      $ 4,100,000
Kuykendahl Self Storage           1981 / 1999       Houston, TX        297    42,104         67%        $ 1,276,500      $ 2,400,000

TOTAL/AVERAGE                         --                 --          5,183   655,633         78%        $40,000,000      $53,750,000

(1) Weighted average occupancy at U/W based on the number of units and the June 30, 2003 rent rolls.

                              PORTFOLIO INFORMATION

                                CLIMATE         NON-CLIMATE        OFFICE/         WINE          RV & BOAT       CAR PORT
                               CONTROLLED        CONTROLLED       WAREHOUSE       STORAGE         STORAGE         STORAGE
                               ----------        ----------       ---------       -------         -------         -------
        PROPERTY NAME                   %               %                %              %               %              %      TOTAL
        -------------          SF    OF NRA     SF    OF NRA    SF     OF NRA   SF    OF NRA    SF    OF NRA    SF   OF NRA    SF
                               --    ------     --    ------    --     ------   --    ------    --    ------    --   ------   -----
San Felipe Self Storage      40,876    69%    15,970    27%    2,100     4%      679    1%         0     0%        0    0%    59,625
Pressler Self Storage        47,798    75%    14,975    23%        0     0%    1,172    2%         0     2%        0    0%    63,944
Lemmon Self Storage          30,775    45%    19,400    28%    4,800     7%    1,035    1%     9,563    14%    3,450    5%    69,023
Jersey Village Self
  Storage                    26,341    16%    22,691    14%    7,704     5%        0    0%    34,420    21%   70,790   44%   161,946
Plano Parkway Self Storage   30,971    49%    24,935    39%    5,500     9%    1,202    2%         0     5%    1,000    2%    63,605
West Little York Self
  Storage                    14,900    21%    39,179    56%    4,776     7%        0    0%         0     0%        0   16%    69,935
Conroe Self Storage          19,920    29%    28,663    42%    7,704    11%        0    0%     7,280    11%    3,850    6%    68,287
Starcrest Self Storage       25,865    45%    27,425    48%    3,875     7%        0    0%         0     0%        0    0%    57,164
Kuykendahl Self Storage      15,625    37%    13,890    33%    2,880     7%        0    0%     3,900     9%    5,810   14%    42,104

TOTAL/AVERAGE               253,071    39%   207,128    32%   39,339     6%    4,088    1%    55,163     8%   95,980   15%   655,633

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                         PRIVATE MINI STORAGE PORTFOLIO

                             ADDITIONAL INFORMATION

o The Private Mini Storage Portfolio Mortgage Loan is secured by nine self-storage properties (collectively, the "Portfolio") located throughout Texas. The Portfolio has a net rentable area of 655,633 SF (5,183 units), a combined weighted average LTV of 74.4% and DSCR of 1.40x.

o The borrower spent approximately $740,000 for capital expenditures that included the addition and/or expansion of wine storage units, exterior painting, new signage, gate replacement, common area upgrades and the addition of carports for recreational vehicle and boat storage.

o The Portfolio is geographically diversified, with each property serving a different market in major metropolitan areas.

      >> San Felipe Self Storage is located in a fully developed mature area located approximately eight miles west of Houston's central business district. The property has good access from San Felipe Street, and benefits from its central location, which has attracted numerous commercial tenants at the subject property including pharmaceutical sales representatives, doctors, energy industry, lawyers, and retail store's storage. Approximately 60% of the units at the subject facility are leased to commercial users.

      >> Other improvements include an on-site manager's apartment, management office, code-accessed security gate, security lighting, surveillance cameras, and perimeter fencing. In addition to renting storage space, the property offers U-Haul truck rental service and the sale of packaging and storage supplies.

      >> Pressler Self Storage is located in Austin, TX. Housed in three two- and three-story buildings, the property was developed in 1996. Additional site improvements include a 4,000 SF, two-story office/manager's apartment building, visitor parking spaces, secured gated access, exterior lighting, video monitors, and perimeter fencing.

      >> The property is located in central Austin and benefits from its excellent proximity to downtown Austin as well as to the University of Texas, which had a 2003 enrollment of 53,000 students.

      >> Lemmon Felipe Self Storage is located in central Dallas, TX, immediately southeast of the intersection of North Central Expressway (US 75) and Lemmon Avenue. Developed in 1996, units are housed in three one-story buildings and one two-story building. Improvements include landscaping, perimeter fencing with secured access, and surveillance cameras. The property's ten-foot high ceilings offer tenants more vertical space than most competitors. In addition to renting storage space, the property offers U-Haul truck rental service and the sale of packaging and storage supplies. The subject has a strong commercial tenancy, with 60% of units rented to commercial users.

      >> Jersey Village Self Storage is located 17 miles northwest of the Houston CBD. The facility enjoys an excellent location near many multifamily developments and has strong on-site management that has been in place for five years. Developed in 1995, the property is comprised of eight one-story and two two-story buildings that boast amenities that include perimeter fencing with coded access gates, on-site management office, manager's apartment and surveillance cameras. In addition to renting storage space, the property offers U-Haul truck rental service and the sale of packaging and storage supplies. The facility also offers RV and boat storage.

      >> Plano Parkway Self Storage is a located in Plano, Texas (an affluent suburb located north of Dallas). Improvements are comprised of three one-story buildings and three two-story buildings, situated on 3.5 acres. The property offers a good unit mix that includes office/warehouse and wine storage, which is currently being expanded due to strong demand. Additionally, the subject units have ten-foot high ceilings that offer tenants more vertical space than most competitors. As a source of additional income, the property offers U-Haul truck rental service and the sale of packaging and storage supplies.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                         PRIVATE SELF STORAGE PORTFOLIO

                       ADDITIONAL INFORMATION (CONTINUED)

      >> West Little York Self Storage is a 543-unit (69,935 SF) facility located 11 miles northwest of the Houston CBD, in Harris, Texas (approximately four miles northeast of Highway 290). Housed in six one-story buildings, the property was developed in 1994. Improvements include perimeter fencing with secured access gates, surveillance cameras, on-site manager's apartment, and parking. Approximately 20% of the subject property's units are leased to commercial users and the remaining 80% are leased to residential users. SBC Communications and an Ambulance service company lease the parking spaces along the east and west sides of the property, as well as two office/warehouse units. In addition to renting storage space, the property offers U-Haul truck rental service and the sale of packaging and storage supplies.

      >> Conroe Self Storage is located 37 miles north of downtown Houston in Conroe, Texas. Comprised of six one-story buildings and one two-story building, improvements include a leasing and management office with retail sales, a manager's apartment and perimeter fencing with secured access. In addition to renting storage space, the property offers U-Haul truck rental service and the sales of packaging and storage supplies.

      >> The property has an excellent location with great visibility and access from Interstate 45, which runs from Dallas/Fort Worth through Conroe to downtown Houston. A high demand for storage space in the neighborhood is driven by the large amount of multifamily units in the area.

      >> Starcrest Self Storage consists of two two-story buildings located in San Antonio, Texas. Developed in 1995, improvements consist of perimeter fencing with coded access gates, surveillance cameras, two-bedroom manager apartment, parking, and exterior lighting. In addition to renting storage space, the property offers U-Haul truck rental service and the sale of packaging and storage supplies.

      >> Kuykendahl Self Storage is located in Houston, Texas, approximately 20 miles north of the central business district and approximately six miles west of George Bush Intercontinental Airport. Improvements consist of five single-story buildings including four storage buildings that include a management/retail office. Building A was constructed in 1981 as a retail shopping center and was partially renovated by the Borrower to its current use in 1997. Buildings B, C, and D were constructed by the Borrower in 1999 and eight separate carports, RV and boat storage units were added March 2004. Other improvements include perimeter fencing, secured access gates and surveillance cameras. In addition to renting storage space, the property offers U-Haul truck rental service and the sale of packaging and storage supplies.

o The Portfolio's sponsor and guarantor is Guy J. Robertson, Sr. who has a reported net worth of approximately $40,623,504. Mr. Robertson began investing in the self-storage business in the early 1970s, and formed Private Mini Storage, Inc. ("PMS") in 1987 to develop high quality, state-of-the-art self storage facilities in Texas and the Southeastern United States. From the early 1960s through 1996, Mr. Robertson was the principal stockholder, president and chief executive officer of Pilgrim Enterprises, Inc., which became one of the largest independently owned dry cleaning and self-storage operators in the United States.

o PMS currently owns and manages 87 properties located in six states containing 5.7 million SF, which makes them the tenth largest storage operator in the nation. PMS has become an industry leader in the development and management of high-end, climate-controlled storage facilities located in superior locations within key markets.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                               615 CHESTNUT STREET

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1): $37,973,276

FIRST PAYMENT DATE:                 August 11, 2004

MORTGAGE INTEREST RATE:             6.6000% per annum

AMORTIZATION TERM:                  360 months

ANTICIPATED REPAYMENT DATE:         July 11, 2014

MATURITY DATE:                      July 11, 2034

MATURITY/ARD BALANCE:               $32,783,500

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance: 116
(PAYMENTS)                          Open: 4

LOAN PER SF (1):                    $101

UPFRONT RESERVES:                   Engineering Reserve       $25,750
                                    Tax and Insurance

ONGOING RESERVES:                   Reserve                   Yes
                                    Replacement Reserve       $6,399/mo
                                    TI/LC Reserve             $39,101/mo
                                    Cash Trap Reserve (2)

LOCKBOX:                            Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Office

PROPERTY SUB-TYPE:                  CBD

LOCATION:                           Philadelphia, Pennsylvania

YEAR BUILT/RENOVATED:               1981 / 2003

SQUARE FEET:                        375,369

OCCUPANCY AT U/W (3):               97%

OWNERSHIP INTEREST:                 Fee

                                                   % OF
                                                   TOTAL         LEASE
MAJOR TENANTS                        NRSF           NRSF       EXPIRATION
-------------                        ----           ----       ----------

US Attorney's Office               142,850          38.1%       5/31/2018

American Association for
Cancer Research                     49,650          13.2%      12/31/2012

Federal Emergency
Management Agency                   34,055           9.1%       7/14/2009

United States Postal Service        28,650           7.6%      10/31/2005

PROPERTY MANAGEMENT:                Waverly Management Business Trust

U/W NET CASH FLOW:                  $3,811,318

U/W DSCR:                           1.31x

APPRAISED VALUE:                    $48,000,000

CUT-OFF DATE LTV RATIO (1):         79.1%

MATURITY/ARD LTV RATIO:             68.3%

(1)   Based on an August 2004 Cut-off Date.

(2) Borrowers are required, during a USAG Cash Trap Period, to deposit into a cash trap reserve all remaining cash flow from the 615 Chestnut Street Property after application of gross revenues to amounts required to be paid to debt service and all other reserves on the 615 Chestnut Street Mortgage Loan and operating expenses. Amounts deposited by Borrowers into the cash trap reserve are available to pay for expenditures incurred by the Borrowers in reletting the space demised to the U.S. Government and occupied by the U.S. Attorney General, so long as the lender has approved the proposed tenant and the proposed lease and budgeted expenditures for the lease. A "USAG Cash Trap Period" (i) commences on December 1, 2006, unless Borrowers have delivered evidence satisfactory to the lender that the termination option afforded the U.S. Attorney General has been irrevocably and unconditionally waived by such tenant and (ii) continues until all of such U.S. Attorney General space has been relet pursuant to leases approved by the lender.

(3)   Occupancy at U/W is based on the June 1, 2004 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                               615 CHESTNUT STREET

                             ADDITIONAL INFORMATION

o 615 Chestnut Street (the "Subject") is a 17-story Class A office building located in Center City Philadelphia directly across the street from the Liberty Bell Museum. Containing a total of 375,369 SF, and a four-level parking garage with 435 spaces, 615 Chestnut Street is currently 97% occupied.

o Built in 1981 (by the current owners) and subsequently renovated in 2003, 615 Chestnut Street is occupied by a total of 23 tenants, seven of which are Government Service Administration (GSA) tenants, which occupy approximately 65% of the total net rentable area. In addition to the office space, the property contains 6,150 SF of retail space on the first floor. The retail tenants pay an average rent of $21.33/SF.

o The property's main entrance is located on Chestnut Street with additional access to the rear of the lobby from Ranstead Street. Retail stores have street access, as well as interior access through the lobby. The garage ramp is located on the corner of South 7th and Ranstead Streets.

o Major tenants include: US Attorney's Office ($22/SF; 38% NRA; lease exp. 5/31/2018), American Association for Cancer Research ($17/SF; 13% NRA; lease exp. 12/31/2012), Federal Emergency Management Agency ($23/SF; 9% NRA; lease exp. 7/14/09), and United States Postal Service ($19/SF; 8% NRA; lease exp. 10/31/2005).

o 615 Chestnut Street is located in the business, government, and cultural center of the greater Philadelphia MSA. Center City contains a high density of class A & B office buildings. Philadelphia's CBD benefits from excellent mass transportation via the Southeastern Pennsylvania Transportation Authority ("SEPTA"), AMTRAK, and local subway and bus systems. Center City is home to the many cultural attractions for which Philadelphia is known, including Independence Hall, the Liberty Bell, the Franklin Institute and the Philadelphia Museum of Art. This area is considered to be upward trending and remains a focal point of the region for business, government and social/cultural activities.

o The property is located in the Independence Hall submarket of the Philadelphia MSA. The Independence Hall submarket has a total of 7,738,573 SF of office space, of which 5,636,792 SF or 73% is Class A space. According to the CB Richard Ellis Market Index Brief, the vacancy rate is presently 12.0% for Class A office space the Independence Hall submarket.

o Norman Wolgin controls the borrowing entities and, through his company Waverly Management, Inc., has developed, managed or been a partner in over 1,900 residential units and 3.6 million SF of commercial space. Mr. Wolgin has a reported net worth of approximately $22.5 million.

o 615 Chestnut Street is managed by Waverly Management Business Trust, an affiliate of the borrowers. Waverly Management has been the only management company for the property since its construction in 1981. Waverly Management has an on-site office and has an intimate knowledge of the building and a strong working relationship with the tenants. Waverly Management has approximately twenty employees located in the subject including accountants, maintenance personnel and secretarial staff.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                               615 CHESTNUT STREET

                             LEASE ROLLOVER SCHEDULE

                                                                                              % OF TOTAL BASE     CUMULATIVE % OF
                 # OF LEASES     AVERAGE BASE RENT       % OF TOTAL SF      CUMULATIVE %       RENTAL REVENUES      TOTAL RENTAL
    YEAR           ROLLING         PER SF ROLLING           ROLLING        OF SF ROLLING           ROLLING        REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
     MTM              2                $ 0.53                 1.2%               1.2%                 0.0%               0.0%
----------------------------------------------------------------------------------------------------------------------------------
    2004              3                $14.11                 1.4%               2.6%                 1.0%               1.0%
----------------------------------------------------------------------------------------------------------------------------------
    2005              4                $20.75                 8.0%              10.6%                 8.3%               9.4%
----------------------------------------------------------------------------------------------------------------------------------
    2006              4                $24.43                 2.5%              13.1%                 3.0%              12.4%
----------------------------------------------------------------------------------------------------------------------------------
    2007              3                $20.59                 2.5%              15.6%                 2.6%              15.0%
----------------------------------------------------------------------------------------------------------------------------------
    2008              2                $20.28                 2.3%              17.8%                 2.3%              17.3%
----------------------------------------------------------------------------------------------------------------------------------
    2009              4                $21.67                13.6%              31.4%                14.8%              32.1%
----------------------------------------------------------------------------------------------------------------------------------
    2010              1                $18.75                 7.6%              39.1%                 7.2%              39.3%
----------------------------------------------------------------------------------------------------------------------------------
    2012              1                $17.28                13.2%              52.3%                11.5%              50.7%
----------------------------------------------------------------------------------------------------------------------------------
    2013              1                $20.64                 5.6%              58.0%                 5.9%              56.6%
----------------------------------------------------------------------------------------------------------------------------------
    2014              1                $21.50                 1.3%              59.2%                 1.4%              58.0%
----------------------------------------------------------------------------------------------------------------------------------
   > 2014             1                $22.00                38.1%              97.3%                42.0%             100.0%
----------------------------------------------------------------------------------------------------------------------------------
   Vacant            N/A                N/A                   2.7%             100.0%                 N/A                N/A
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                 VILLAGE DEL AMO

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1): $36,300,000

FIRST PAYMENT DATE:                 June 11, 2004

MORTGAGE INTEREST RATE:             5.2800% per annum

AMORTIZATION TERM:                  Two years interest only, 336 month
                                    amortization schedule thereafter

MATURITY DATE:                      May 11, 2014

MATURITY BALANCE:                   $30,919,718

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance: 116
(PAYMENTS)                          Open: 4

LOAN PER SF (1):                    $202
                                    Crown Books Reserve (2)

UPFRONT RESERVES:                   Tax and Insurance           $600,000

ONGOING RESERVES:                   Reserve                     Yes
                                    Replacement Reserve         $2,242/mo
                                    TI/LC Reserve (3)
                                    DSCR Reserve (4)

LOCKBOX:                            Hard

MEZZANINE (5):                      $4,850,000

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Retail

PROPERTY SUB-TYPE:                  Anchored

LOCATION:                           Torrance, California

YEAR BUILT/RENOVATED:               1980 / 1990

SQUARE FEET:                        179,368

OCCUPANCY AT U/W (6):               97%

OWNERSHIP INTEREST:                 Fee

                                                % OF
                                               TOTAL            LEASE
MAJOR TENANTS                     NRSF          NRSF          EXPIRATION
-------------                     ----          ----          ----------
Sport Chalet                     38,703         21.6%          1/31/2014
John Miller et al (7)            17,857         10.0%          5/6/2016
Marie Callenders                 12,312          6.9%          8/31/2005

PROPERTY MANAGEMENT:                Parkstone Management Services

U/W NET CASH FLOW:                  $3,249,188

U/W DSCR (1):                       1.31x

APPRAISED VALUE:                    $46,250,000

CUT-OFF DATE LTV RATIO (1):         78.5%

MATURITY/ARD LTV RATIO:             66.9%

(1)   Based on an August 2004 Cut-off Date.

(2) The borrower delivered to lender letter of credit in the amount of $600,000 as additional security for the cost of re-leasing of this space.

(3) If various tenants fail to provide notice of the renewal of their lease by specified dates before their respective scheduled lease expirations, the borrower will thereafter commence making monthly deposits into the TI/LC reserve for such tenant spaces, and such deposits will cease once an applicable deposit cap is achieved. The deposits are to be used for the payment of tenant improvements and leasing commissions related to such spaces.

(4) If at any time the debt service coverage ratio (DSCR) falls below 1.10x calculated on a monthly basis and based on the trailing 12 months of net operating income and debt service, the borrower will be required to make monthly deposits into the debt service reserve fund into which all excess cash flow (after the payment of operating expenses, reserves and debt service on the first mortgage loan and on the mezzanine loan described below) will be deposited. Such amounts will be held on deposit in such reserve until the borrower provides adequate evidence to the lender that the Village Del Amo Property has achieved a DSCR of at least 1.20x for six
      (6) consecutive months.

(5) The sole member of the borrower, DA Borrower, LLC, is the borrower under a mezzanine loan in the initial principal amount of $4,850,000, made by GRE Hanover Funding LLC, a Massachusetts limited liability company, which is secured by such member's membership interest in the borrower. The mezzanine loan is subject to an intercreditor agreement entered into between the lender and the mezzanine lender.

(6)   Occupancy at U/W is based on the August 1, 2004 rent roll.

(7) The borrower's owners executed a master lease with the borrower for certain space at the property for $18/PSF through May 6, 2016. A&S Booksellers, operating as a Crown Book Store, currently sub-leases this space for $5,000/mo in base rent, on a month-to-month basis.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                 VILLAGE DEL AMO

                             ADDITIONAL INFORMATION

o Village Del Amo (the "Center") is a 179,368 SF community shopping center situated on a 15.9-acre site in Torrance, California in Los Angeles county. It's located at the southwest corner of Hawthorne and Torrance Boulevards, a busy intersection in the South Bay area.

o Built in 1980, the Center is comprised of 11 buildings configured throughout the site. The improvements consist of three multi-tenant buildings with second floor office space and eight freestanding single-tenant pad office/bank buildings. Based on the August 1, 2004 rent roll, Village Del Amo is 97% leased to 34 tenants.

o The main multi-tenant retail building is situated parallel to Hawthorne Boulevard in the center of the site. The building houses two anchor spaces, one of which is occupied by Sport Chalet ($16/SF; 22% NRA; lease exp. 1/31/2014). The other space (17,857 SF or 10.0% NRA) has been master leased at market rent of $18/SF for a 12-year term by an entity controlled by and personally guaranteed by the principals of the borrower entity. That space is currently operating as a Crown Books Store. The building also features 12,656 SF of office space located on the second floor and is occupied by four tenants.

o The other two-story multi-tenant retail building is located at the eastern property line along the frontage on Hawthorne Boulevard. This building features 10,943 SF of ground floor retail space occupied by Jenny Craig and Washington Mutual, plus 3,064 SF of office space located on second floor and occupied by Gamma Financial Services, Center for Autism, and Pacific Medical Management.

o Tenants, Wells Fargo, West Coast Dental and Union Bank each occupy single-tenant outparcels. Wells Fargo and Union Bank own their improvements and occupy their land under ground leases. Well Fargo is located at the southeastern corner of the Center. West Coast Dental is located on the eastern edge of the Center along Hawthorne Boulevard. Union Bank is located at the northwestern corner of the Center at the southwest corner of Hawthorne and Torrance Boulevards.

o The Center's largest tenant, Sport Chalet reported sales of approximately $257/SF over the trailing 12-month period ending October 31, 2003 and annual sales of $10,446,123 ($270/SF) for 2002. The third largest tenant, Marie Callender's (12,312 SF or 6.9% of NRA) is considered to be part of "restaurant row" at Village Del Amo, which consists of six restaurants (only five of which are part of the collateral) including Elephant Bar, Benihana, El Torito Grill, Souplantation, and Red Lobster (not a part of the collateral). These restaurants create a critical mass, attracting local workers for lunch and residents of the densely populated surrounding area.

o Village Del Amo is located in the city of Torrance within Los Angeles County, California. The Los Angeles-Long Beach PMSA is home to over 17 million residents, approximately 50% of the State of California's population. Centrally located in the southwest corner of Los Angeles County, Torrance is considered part of the South Bay area of California, which includes the cities of Carson, El Segundo, Manhattan Beach, Redondo Beach, and Rancho Dominguez, as well as unincorporated portions of Los Angeles County and communities within Los Angeles. South Bay is a coastal zone extending south from Los Angeles International Airport to the community of Rancho Palos Verdes.

o The sponsor includes John Miller, Lindsay Parton, Dieter Mees, Eric Sahn and John Cappella who, as of February 2004 have a reported net worth of approximately $89,710,738. The sponsors have experience dating back to 1979 and have been active in acquiring retail properties in southern California.

o Village Del Amo is managed by Parkstone Management Services, a division of Parkstone Companies.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                                 VILLAGE DEL AMO

                             LEASE ROLLOVER SCHEDULE

                                                                                             % OF TOTAL BASE       CUMULATIVE % OF
                 # OF LEASES    AVERAGE BASE RENT      % OF TOTAL SF     CUMULATIVE %        RENTAL REVENUES         TOTAL RENTAL
      YEAR         ROLLING        PER SF ROLLING          ROLLING        OF SF ROLLING           ROLLING           REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
      2004            8               $21.18               12.1%              12.1%                13.2%                  13.2%
-----------------------------------------------------------------------------------------------------------------------------------
      2005           10               $20.61               22.4%              34.5%                23.8%                  37.1%
-----------------------------------------------------------------------------------------------------------------------------------
      2006            1               $25.60                0.6%              35.1%                 0.8%                  37.9%
-----------------------------------------------------------------------------------------------------------------------------------
      2007            3               $23.12                3.4%              38.5%                 4.0%                  41.9%
-----------------------------------------------------------------------------------------------------------------------------------
      2008            2               $22.52                2.4%              40.8%                 2.8%                  44.7%
-----------------------------------------------------------------------------------------------------------------------------------
      2009            4               $19.52                7.8%              48.7%                 7.9%                  52.5%
-----------------------------------------------------------------------------------------------------------------------------------
      2010            3               $24.80               11.8%              60.5%                15.1%                  67.6%
-----------------------------------------------------------------------------------------------------------------------------------
      2014            1               $15.84               21.6%              82.0%                17.6%                  85.3%
-----------------------------------------------------------------------------------------------------------------------------------
     > 2014           2               $19.46               14.6%              96.7%                14.7%                 100.0%
-----------------------------------------------------------------------------------------------------------------------------------
     Vacant          N/A               N/A                  3.3%             100.0%                 N/A                    N/A
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2004-C3          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 30, 2004
--------------------------------------------------------------------------------

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                    PHONE               FAX                   E-MAIL
Ken Rivkin                 212.538.8737        212.743.4762          ken.rivkin@csfb.com
MANAGING DIRECTOR

Barry Polen                212.325.3295        212.325.9807          barry.polen@csfb.com
DIRECTOR

Chris Anderson             212.325.3295        212.743.4790          chris.anderson@csfb.com
DIRECTOR

Andrew Winer               212.325.3295        212.325.8104          andrew.winer@csfb.com
VICE PRESIDENT

Derek Barcelona            212.325.3295        212.743.5830          derek.barcelona@csfb.com
VICE PRESIDENT

Jason Fruchtman            212.325.3295        212.743.4827          jason.fruchtman@csfb.com
ASSOCIATE

Martin Gilligan            212.325.3295        212.743.4618          martin.gilligan@csfb.com
ASSOCIATE

Jason Kahn                 212.325.3295        212.743.4751          jason.kahn@csfb.com
ANALYST

                               STRUCTURED FINANCE

CONTACT                    PHONE               FAX                   E-MAIL
Anand Gajjar               212.538.6415        212.743.5530          anand.gajjar@csfb.com
MANAGING DIRECTOR

Jeffrey Altabef            212.325.5584        212.743.5227          jeffrey.altabef@csfb.com
MANAGING DIRECTOR

Stephen Krooth             212.538.2507        212.743.4623          stephen.krooth@csfb.com
VICE PRESIDENT

Prashant A. Raj            212.538.5773        212.743.5171          prashant.raj@csfb.com
ASSOCIATE

Senay Dawit                212.538.8734        212.743.4760          senay.dawit@csfb.com
ASSOCIATE

Jane Lam                   212.538.4459        212.743.4935          jane.lam@csfb.com
ANALYST

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, PNC Capital Markets, Inc., and Goldman, Sachs & Co. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------